                           SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (Amendment No. )

                          Filed by the Registrant [X]
                Filed by a Party other than the Registrant [ ]

                          Check the appropriate box:

                        [ ] Preliminary Proxy Statement
       [ ] Confidential, for Use of the Commission Only (as permitted by
                               Rule 14a-6(3)(2))
                        [X] Definitive Proxy Statement
                      [ ] Definitive Additional Materials
 [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            ZOLTEK COMPANIES, INC.
               (Name of Registrant as Specified in Its Charter)

               THE BOARD OF DIRECTORS OF ZOLTEK COMPANIES, INC.
                  (Name of Person(s) Filing Proxy Statement)

              PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

                             [X] No fee required.
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

1) Title of each class of securities to which transaction applies: N/A

2) Aggregate number of securities to which transaction applies: N/A

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: N/A

4) Proposed maximum aggregate value of transaction: N/A

5) Total fee paid: N/A

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid: N/A
2) Form, Schedule or Registration Statement No.: N/A
3) Filing Party: N/A
4) Date Filed: N/A

                                                                 [ZOLTEK Logo]






                                January 2, 2008

DEAR FELLOW SHAREHOLDERS:

        Our Annual Meeting of Shareholders will be held at the Hilton St. Louis Frontenac, 1335 South Lindbergh Boulevard, St. Louis, Missouri at 10:00 a.m., local time, on Wednesday, January 30, 2008. The meeting will be held in the Clayton Ballroom with complimentary parking and entrance available behind the hotel. The notice of annual meeting of shareholders, proxy statement and proxy card which accompany this letter outline fully matters on which action is expected to be taken at the annual meeting.

        We cordially invite you to attend the annual meeting. Please RSVP to 314-291-5110 if you plan to attend the meeting. Even if you plan to be present at the meeting, we request that you date, sign and return the enclosed proxy card in the envelope provided so that your shares will be represented. The mailing of an executed proxy card will not affect your right to vote in person should you later decide to attend the annual meeting.

                                       Sincerely,

                                       /s/ Zsolt Rumy
                                       ZSOLT RUMY
                                       Chairman of the Board, President and
                                         Chief Executive Officer




 Zoltek Companies, Inc. o 3101 McKelvey Rd. o St. Louis, Missouri 63044 (USA)
                         o 314/291-5110 o 314/291-8536

                            ZOLTEK COMPANIES, INC.
                              3101 MCKELVEY ROAD
                           ST. LOUIS, MISSOURI 63044



                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD JANUARY 30, 2008

Dear Shareholder:

         The Annual Meeting of Shareholders of Zoltek Companies, Inc. (the "Company") will be held at the Hilton St. Louis Frontenac, 1335 South Lindbergh Boulevard, St. Louis, Missouri on Wednesday, January 30, 2008, at 10:00 a.m., local time, for the following purposes:

                  1. To elect two Class III directors to hold office for a term of three years;

                  2. To approve the Zoltek Companies, Inc. 2008 Director Incentive Plan;

                  3. To approve the Zoltek Companies, Inc. 2008 Long-Term Incentive Plan;

                  4. To ratify the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2008; and

                  5. To transact any and all other business that may properly come before the meeting or any adjournment thereof.

        These items are more fully described in the accompanying proxy statement, which is hereby made a part of this Notice. Only shareholders of record of the Company at the close of business on December 12, 2007 are entitled to notice of, and to vote at, the meeting or any adjournment thereof.

        If you do not expect to attend the meeting, please mark, sign, date and return the enclosed proxy card in the postage-paid envelope, so that your vote can be recorded.

                                       By order of the Board of Directors,

                                       KEVIN J. SCHOTT
                                       Chief Financial Officer and Secretary

January 2, 2008

                            ZOLTEK COMPANIES, INC.
                              3101 MCKELVEY ROAD
                           ST. LOUIS, MISSOURI 63044


                                PROXY STATEMENT
                                      FOR
                        ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD JANUARY 30, 2008

                               -----------------

                              GENERAL INFORMATION

         This proxy statement is furnished to the shareholders of ZOLTEK COMPANIES, INC. in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders to be held at the Hilton St. Louis Frontenac, 1335 South Lindbergh Boulevard, St. Louis, Missouri at 10:00 a.m., local time, on Wednesday, January 30, 2008, and at all adjournments thereof, for the purposes set forth in the preceding notice of annual meeting of shareholders.

        This proxy statement, the notice of annual meeting and the accompanying proxy card were first mailed to the shareholders on or about January 2, 2008.

         The proxy reflected on the accompanying proxy card is being solicited by our board of directors. A proxy may be revoked at any time before it is voted by filing a written notice of revocation or a later-dated proxy card with the Secretary of our company at our principal offices or by attending the annual meeting and voting the shares in person. Attendance alone at the annual meeting will not of itself revoke a proxy. Proxy cards that are properly executed, timely received and not revoked will be voted in the manner indicated thereon at the annual meeting and any adjournment thereof.

        We will bear the entire expense of soliciting proxies. Proxies will be solicited by mail initially. Our directors, executive officers and employees also may solicit proxies personally or by telephone or other means but such persons will not be specially compensated for such services. Certain holders of record, such as brokers, custodians and nominees, are being requested to distribute proxy materials to beneficial owners and will be reimbursed by us for their reasonable expenses incurred in sending proxy materials to beneficial owners.

         Only shareholders of record at the close of business on December 12, 2007 are entitled to notice of, and to vote at, the annual meeting. On such date, there were 33,831,111 shares of our common stock, $.01 par value, issued and outstanding.

         Each outstanding share of our common stock is entitled to one vote on each matter to be acted upon at the annual meeting. A quorum is required for votes taken at the annual meeting to be valid. A quorum will be attained if holders of a majority of the common stock issued and outstanding on the record date are represented at the annual meeting in person or by proxy. After a quorum has been established, the three nominees receiving the most votes will be elected directors. Approval of the Zoltek Companies, Inc. 2008 Directors Incentive Plan and the Zoltek Companies, Inc. 2008 Long-Term Incentive Plan each require the affirmative vote of the holders of a majority of the shares of our common stock voting on each proposal. Ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm requires the affirmative vote of the holders of a majority of the shares of our common stock voting on the proposal. Except as otherwise required by our Restated Articles of Incorporation or applicable law, approval of any other matter submitted for a vote of the shareholders at the annual meeting requires the vote of the holders of a majority of the Common Stock represented in person or by proxy at the meeting.

         Shares subject to abstentions will be treated as shares that are represented at the annual meeting for purposes of determining the presence of a quorum but as unvoted for purposes of determining the base number of shares voting on a particular proposal. Accordingly, abstentions will not effect the election of directors or the other matters to be submitted to the shareholders for a vote. If a broker or other nominee holder indicates on the proxy card that it does not have discretionary authority to vote the shares it holds of record on a proposal, those shares will not be treated as voted for purposes of determining the approval of the shareholders on a particular proposal.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         The following table includes information as to the only persons known to our management to beneficially own 5% or more of our outstanding common stock as of December 14, 2007:

                                                         NUMBER OF SHARES              PERCENT OF OUTSTANDING
NAME AND ADDRESS OF BENEFICIAL OWNER                   BENEFICIALLY OWNED(1)               COMMON STOCK(2)
------------------------------------                   ---------------------           ----------------------
Zsolt Rumy                                                  6,007,709(3)                        17.8%

--------------------
(1) The listed person has sole voting and investment power with respect to the reported shares.

(2) The percentage calculation is based upon 33,836,111 shares of the Company's Common Stock that were issued and outstanding as of December 14, 2007.

(3) The business address of Mr. Rumy is c/o Zoltek Companies, Inc., 3101 McKelvey Road, St. Louis, Missouri 63044.

                       PROPOSAL 1: ELECTION OF DIRECTORS

         Two individuals will be elected at the annual meeting to serve as Class III directors of our company for a term of three years. The two nominees receiving the greatest number of votes at the annual meeting will be elected. Shareholders do not have the right to cumulate votes in the election of directors.

         The persons named as proxies on the accompanying proxy card intend to vote all duly executed proxies received by our board of directors for the election of Zsolt Rumy and Charles A. Dill as Class III directors, except as otherwise directed by the shareholder on the proxy card. Mr. Rumy and Mr. Dill are both currently directors of our company. If for any reason Mr. Rumy or Mr. Dill become unavailable for election, which is not now anticipated, the persons named in the accompanying proxy card will vote for such substitute nominee as is designated by the board of directors.

         OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ZSOLT RUMY AND CHARLES A. DILL AS CLASS III DIRECTORS.

         The name, age, principal occupation or position and other directorships with respect to Mr. Rumy and Mr. Dill and the other directors whose terms of office will continue after the annual meeting is set forth below.

                 CLASS III - TO CONTINUE IN OFFICE UNTIL 2008

         Zsolt Rumy, age 65, is the founder of our company and has served as our Chairman, Chief Executive Officer and President and as a Director since 1975. Prior to founding the company, Mr. Rumy served as Process

Engineer and Industrial Marketing Manager for Monsanto Company, Accounts Manager for General Electric Company and Technical Sales Representative for W.R. Grace Company.

         Charles A. Dill, age 68, has served as a director of our company since 1992. He is currently a principal of Two Rivers Associates, LLC, a private equity firm, which is the successor to Gateway Associates, LP, where Mr. Dill was a General Partner since 1995. He served as Chief Executive Officer of Bridge Information Systems, Inc. (a provider of online data and trading systems to institutional investors) from 1990 to 1995. Mr. Dill was President of AVX Corporation (a NYSE-listed manufacturer of electronic components) from 1987 to 1990, after spending his earlier career in a number of executive positions with Emerson Electric. Mr. Dill serves as a Director of Stifel Financial Corp., the parent of Stifel, Nicolaus & Company (a securities brokerage and investment banking firm) and TransAct Technologies (a manufacturer of transaction-based printers), as well as several private companies.

                  CLASS I - TO CONTINUE IN OFFICE UNTIL 2009

         Linn H. Bealke, age 63, has served as a director of our company since 1992. For more than five years prior to October 2002, he was President and Director of Mississippi Valley Bancshares, Inc. (a bank holding company) and Vice Chairman of Southwest Bank of St. Louis (a commercial bank). In October 2002, Mississippi Valley Bancshares, Inc. was merged into Marshall and Ilsley Corporation. Mr. Bealke continued to serve as Vice Chairman of Southwest Bank of St. Louis until his retirement in December 2004.

         George E. Husman, age 62, has served as a director of our company since 2007. Mr. Husman was appointed Chief Technology Officer of our company February 2007. Prior to joining us, Mr. Husman was the Associate Director for Engineering Research at the University of Alabama at Birmingham since 2004. From 1993 to 2004, Mr. Husman served as the Vice President, Engineering Division, at the Southern Research Institute in Birmingham, Alabama. Prior to 1993, Mr. Husman spent six years with BASF Structural Materials, Inc. in various positions, including Vice President for Business Development and Vice President for Research & Development, and he spent 18 years at the Materials Directorate at Wright-Patterson Air Force Base in various research and management positions.

      CLASS II - TO BE ELECTED FOR A TERM OF THREE YEARS EXPIRING IN 2010

         James W. Betts, age 70, has served as a director of our company since 1992. In 2000, he retired as Vice President Raw Materials of Great Lakes Carbon Corp. (a producer of carbon products) in which capacity he had served for more than the preceding five years.

         Michael D. Latta, age 66, has served as a director of our company since 2007. Mr. Latta serves as Chairman of the Board of Universe Corporation (a construction engineering and materials distributor) and Chairman of the Board of Res Q Tek, Inc. (a manufacturer of hydraulic and pneumatic rescue equipment). He has served in these positions from 1997 and 1995, respectively. Prior to 1995 he was President of Safety Equipment (a manufacturer of emergency vehicle warning equipment) from its founding in 1974.

                       BOARD OF DIRECTORS AND COMMITTEES

         During the fiscal year ended September 30, 2007, our board of directors met five times. Our board has determined that each of Messrs. Bealke, Betts, Dill and Latta qualify as independent directors in accordance with the listing standards and rules of the Nasdaq Stock Market, Inc. ("Nasdaq"). Our Board has a standing Audit Committee and a standing Compensation Committee. Each director attended not less than 75% or more of the aggregate number of meetings of our board of directors and committees of which such director was a member during fiscal 2007. It is our policy to strongly encourage our board members to attend the annual meeting of shareholders. At the last annual meeting, all of the directors were in attendance with the exception of Mr. Latta.

         The members of the Audit Committee are Messrs. Betts, Dill and Latta, all of whom are considered independent under the listing standards of Nasdaq. Mr. Dill serves as the Audit Committee's financial expert. The Audit Committee operates under a written charter adopted by the board of directors. The Audit Committee reviews the scope of the engagement of our independent public accountant and their reports. The Audit Committee also meets with the financial staff of our company to review accounting procedures and reports. The audit committee met seven times in fiscal 2007.

         The Compensation Committee is comprised of Messrs. Betts and Dill, each of whom is considered independent under the listing standards of Nasdaq. The Compensation Committee is authorized to review and make recommendations to our board of directors regarding the salaries and bonuses to be paid executive officers and to administer our long term incentive plans. Members of the Compensation Committee met one time in fiscal 2007 and consulted informally with each other and with members of management from time to time in fiscal 2007.

         Nominees for director are recommended for selection by the board of directors by a majority of the independent directors. In light of the number of independent directors and the lack of nominations by shareholders in the past, the board of directors has not adopted a formal nominating committee or nominating committee charter. The independent directors will consider nominees recommended by shareholders. Any shareholder wishing to nominate a candidate for director at a shareholders meeting must submit a proposal as described under "Proposals of Shareholders" and furnish certain information about the proposed nominee. The notice submission should include information on the candidate for director, including the proposed candidate's name, age, business address, residence address, principal occupation or employment for the previous five years, and class or series and number of shares of our common stock owned beneficially or of record. In considering a potential nominee for the board, shareholders should note that the rules of Nasdaq require that a majority of the board of directors be independent, as defined by Nasdaq rules. Further, the candidates should evidence: personal characteristics of the highest personal and professional ethics, integrity and values; an inquiring and independent mind and practical wisdom and mature judgment; broad training and experience at the policy-making level in business, government or community organizations; expertise that is useful to our company and complementary to the background and experience of other board members; willingness to devote a required amount of time to carrying out the duties and responsibilities of board membership; commitment to serve on the board over a period of several years to develop knowledge about our company, its strategy and its principal operations; willingness to represent the best interests of all constituencies and objectively appraise management performance; and involvement in activities or interests that do not create a conflict with the director's responsibilities to our company. The notice submission should be addressed to our board of directors, c/o Zoltek Companies, Inc., 3101 McKelvey Road, St. Louis, Missouri 63044.

         Shareholders who desire to communicate with members of the board should send correspondence addressed to board of directors, c/o Zoltek Companies, Inc., 3101 McKelvey Road, St. Louis, Missouri 63044. All appropriate shareholder correspondence is forwarded directly to the members of the board of directors. The Company does not, however, forward sales or marketing materials or correspondence not clearly identified as shareholder correspondence.

                                DIRECTORS' FEES

         Directors, other than Mr. Rumy, are currently paid $750 per quarterly board meeting or committee meeting attended. Directors are also entitled to reimbursement for out-of-pocket expenses incurred in connection with attendance of board or committee meetings. In addition, each of the directors is also eligible to participate in our long-term incentive plan. During fiscal 2007, the first business day after the date of our annual meeting of shareholders, each director was granted options to acquire 7,500 shares of common stock. In addition, newly elected directors also received an initial grant of options to purchase 7,500 shares at the time of their election.

Options granted to the directors entitle the director to purchase common stock at a price equal to the fair market value on the date of grant. The options by their terms are not transferable by the director except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order. The options are exercisable solely by the director and only during the director's lifetime. Each option is immediately exercisable as to any or all shares and may be exercised at any time or from time to time. Options that are outstanding and unexercised at the time the holder ceases to be a director of the company for any reason terminate on the first to occur of the expiration date of the option or the expiration of 24 months after the date the holder ceases to be a director. Unless exercised or terminated sooner, each option expires on the tenth anniversary of the date of grant.

         Compensation received by Mr. Husman for his service as a director is set forth under "Summary Compensation Table." Mr. Rumy does not receive any separate compensation for his service as a director of our company.

         The following table discloses the fees earned or paid to our non-employee directors during fiscal 2007:

                        FEES EARNED OR                                                   OTHER ANNUAL
         NAME          PAID IN CASH ($)   STOCK AWARDS ($)     OPTION AWARDS($)(1)     COMPENSATION ($)        TOTAL ($)
         ----          ----------------   ----------------     -------------------     ----------------        ---------
 Linn H. Bealke            $3,000                 -                     $165,113               -               $168,113
 James W. Betts            $3,000                 -                     $165,113               -               $168,113
 Charles A. Dill           $2,250                 -                     $165,113               -               $167,363
 Michael D. Latta          $1,500                 -                     $330,226               -               $331,726
 John Kardos(2)              $750                 -                     -                      -                   $750

--------------------
(1) Amounts shown do not reflect compensation actually received by the named director nor does it necessarily reflect the actual value that will be recognized by the named director. Instead, the amounts shown are the stock based compensation expense of option awards granted to the named director as determined pursuant to FAS 123(R). The assumptions used to calculate the value of option awards are set forth under Note 10 -- Stock Compensation Expense to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2007. The FAS 123(R) value as of the grant date for stock option awards is expensed over the number of months of service required for the grant to become non-forfeitable.

(2)  Dr. Kardos resigned as a director during 2007.

                       SECURITY OWNERSHIP BY MANAGEMENT

         The following table indicates, as of December 14, 2007, the beneficial ownership of our common stock by each of our directors, each nominee for election as a director, our executive officers named in the Summary Compensation Table and all directors and executive officers of our company as a group:

                                                                     NUMBER OF SHARES
NAME OF BENEFICIAL OWNER                                            BENEFICIALLY OWNED        PERCENT OF CLASS(1)
------------------------                                            ------------------        -------------------
Zsolt Rumy                                                              6,007,709                    17.8%
Kevin J. Schott                                                                 -                      *
Linn H. Bealke                                                            220,000(2)                   *
James W. Betts                                                             81,682(3)                   *
Charles A. Dill                                                           186,561(4)                   *
Michael D. Latta                                                           82,442(5)                   *
George E. Husman                                                           27,500(6)                   *
All directors and executive officers as a group
     (7 persons)                                                        6,605,894(7)                 19.5%

--------------------
*   Less than one percent

(1) Based upon 33,836,111 shares of our common stock issued and outstanding as of December 14, 2007 and, for each director or executive officer or the group, the number of shares subject to options, warrants or conversion rights that may be acquired upon exercise thereof by such director or executive officer or the group within 60 days of December 14, 2007.

(2)  Includes 15,000 shares subject to presently exercisable stock options.

(3)  Includes 30,000 shares subject to presently exercisable stock options.

(4) Includes (a) 30,000 shares subject to presently exercisable stock options and (b) 5,000 shares subject to presently exercisable warrants.

(5)  Includes 15,000 shares subject to presently exercisable stock options.

(6)  Includes 27,500 shares subject to presently exercisable stock options.

(7) Includes 117,500 shares subject to presently exercisable stock options and 5,000 shares subject to presently exercisable warrants.

                            EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Overview of Executive Compensation and Philosophy

         The Compensation Committee of the board of directors is responsible for establishing and overseeing our overall compensation policy. The Compensation Committee is fully responsible for the determination of the compensation levels of our Chief Executive Officer and oversight of all executive compensation paid to the Named Officers included in the Summary Compensation Table on page 10. The guiding principle of the Compensation Committee is the belief that executive compensation should be based on performance and productivity in contributing to the success of Zoltek and the growth in shareholder value.

         Zoltek's executive compensation program is designed to align executive compensation with the achievement of business objectives of the company and the financial interests of its shareholders. In this manner, the company seeks to meet its ultimate responsibility to its shareholders by striving to create superior, long-term return on their investment through achievement of the company's long-term strategy, earnings growth and the prudent management of Zoltek's business. The Compensation Committee oversees the company's executive compensation program to ensure that total compensation paid to executive officers, including the Named Executive Officers, is fair internally, competitive externally, and offers appropriate motivation.

         The Zoltek executive compensation program includes both cash and stock-based compensation. Actual levels of total compensation in any given year are a function of the achievement of company goals. Equity compensation, which for fiscal 2007 consisted of the awarding of stock options awards, has vesting periods that ensure long-term alignment of interests of management and shareholders.

Evaluation of Executive Performance

         In evaluating the executives' performance and in order to insure that the executive compensation packages are competitive, the Compensation Committee considers publicly available salary survey data and compensation practices for comparably sized manufacturing companies and compares such information to the salaries and compensation for similarly situated Zoltek executive officers. The Committee does not have a particular policy of establishing salaries or equity compensation for Zoltek executive officers compared to a peer group of companies.

         As part of its oversight function the Compensation Committee reviews the status of company officers, their positions, progress towards overall Company objectives and compensation. They also meet with the Chief Executive Officer to discuss overall executive team capabilities and capacity as well as individual executive performance.

         Proposed compensation for all but the Chief Executive Officer is initiated by the Chief Executive Officer. He evaluates the performance of the other executive officers in terms of their individual performance and contribution to company objectives. The Chief Executive Officer then seeks the advice and counsel of the board of directors generally. The results of these discussions and the Chief Executive Officer's recommendations are presented to the Compensation Committee. The Compensation Committee meets with the Chief Executive Officer and discusses his recommendations. The Compensation Committee also meets with the Chief Executive Officer and evaluates his performance and discusses future compensation considerations.

         The Compensation Committee examines all recommendations within the established framework as described and sets the compensation for the Chief Executive Officer and the other Named Officers. The Committee also approves the recommendations for other officer salaries. The Compensation Committee submits these decisions to the full Board of Directors for their approval.

Executive Compensation Components

         In fiscal 2007 the components of compensation for Zoltek's officers, including Named Officers were:

         o        Salary

         o        Annual incentive compensation

         o        Long-term incentive compensation

         o        Certain additional employee benefits

         These components of the executives' total compensation program are discussed more fully below.

         Salary
         ------

         The company pays Named Executive Officers to compensate them for services given during the year. In considering each executive officer's salary, the Compensation Committee evaluates each individual's personal performance, including initiatives and achievements during the past year, and that individual's future potential, as well as how the executive has contributed to Zoltek's performance generally. For fiscal 2007, the salary of George Husman, our Chief Technology Officer, was established in connection with his hiring in February 2007. The annual salaries of our other executive officers were not increased for fiscal 2007. At Mr. Rumy's request, the Compensation Committee determined to maintain Mr. Rumy's annual salary at $500,000 for fiscal 2007. In view of past constraints on the Company's resources and in consideration of Mr. Rumy's significant equity ownership, Mr. Rumy's base salary has remained below the level which the Committee believes the company could otherwise expect to pay for an executive of Mr. Rumy's background and responsibilities.

         Annual Incentive Compensation
         -----------------------------

         The annual incentive component of compensation is a cash payment designed to link executive pay to the company's performance. The amount awarded to the executives under this component is determined based on the Committee's evaluation of strategic goals that the Compensation Committee believe more fully enhance shareholder value. In considering the advisability of paying short-term compensation for fiscal 2007, the Committee determined that, while significant contributions were made by executive management during fiscal 2007 toward the company's strategic plan, no cash bonuses should be paid to executive officers for fiscal 2007 due to the company's net loss for the year.

         Long-Term Incentive Compensation
         --------------------------------

         The primary purpose of our long-term incentive program is to align the interests of our key employees, including the executive officers, more closely with the interests of our stockholders by offering these key employees an opportunity to benefit from increases in the market price of our common stock. The granting of stock options is specifically targeted toward retention of our executives and other key employees. Our equity incentive program provides long-term incentives that have enabled us to attract and retain key employees by encouraging their ownership of our common stock. In addition, the program is designed to assist executives with achieving ownership guidelines with respect to our stock.

         Our 2003 Long Term Equity Incentive Plan provides for the granting of stock options, restricted stock, restricted stock units and other stock-based awards to our key employees, whose talents and special efforts are essential to our continued progress. In addition, the plan advances our company's and stockholders' interests by encouraging key employees to acquire an ownership interest in our company, thus aligning their interests in our financial performance more directly to those of our stockholders and providing them an incentive to remain employees over the long term. Our 2003 Long Term Equity Incentive Plan is administered by the Compensation Committee. The committee has authority to interpret and administer the plan, to establish appropriate rules relating to the plan, to delegate some or all of its authority under the plan and to take all such steps and make all such determinations in connection with the plan and the benefits granted pursuant to the plan as it may deem necessary or advisable.

         We have not adopted any policy with respect to coordinating option grant dates with the release of material non-public information. Rather, the grant date with respect to any options granted to a named executive officer generally is the date the Compensation Committee determines to grant such options. As such, there may be times when the Compensation Committee may grant options when the board or Compensation Committee is in possession of material non-public information. The Compensation Committee typically does not take such information into account when determining whether and in what amount to make option grants.

         During fiscal 2007, in connection with Mr. Husman's initial employment with the company the Committee granted Mr. Husman options to purchase 25,000 shares of our common stock at an exercise price of $26.22. The options became exercisable with respect to one-half of the total option shares on October 1, 2007 and the remainder of the options become exercisable on October 1, 2008. No other option grants were made to the Named Officers during fiscal 2007.

Certain Additional Employee Benefits

         Standard Benefits Package. As with all other Zoltek employees, the
         -------------------------
executives are eligible for the same health and dental insurance, accidental death insurance, disability, vacation, 401(k) and other similar benefits offered by the Company. The company's benefits package generally is designed to assist employees in providing for their own financial security in a manner that recognizes individual needs and preferences.

         Perquisites. In order to provide more competitive compensation
         -----------
package for Mr. Rumy and in recognition that his base salary remains significantly below the level which the Committee believes the company could otherwise expect to pay for an executive of Mr. Rumy's background and responsibilities, during fiscal 2007 we reimbursed Mr. Rumy for dues to social/country clubs of his choosing in the amount of $22,121 and provided him with an automobile allowance of $19,500. The company does not offer management any other personal benefits.

Tax Deductibility of Pay

         Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Tax Code"), places a limit of $1,000,000 on the amount of compensation that Zoltek may deduct in any one year with respect to each of its five most highly paid executive officers. To maintain flexibility in compensating executive officers in a manner designed to promote corporate goals, the Compensation Committee has not adopted a policy requiring all compensation to be deductible but will consider requiring compensation to be deductible on a case-by-case basis.

COMPENSATION COMMITTEE REPORT

         The responsibilities of the Compensation Committee are provided in its charter, which has been approved by our board of directors.

         In fulfilling its oversight responsibilities with respect to the Compensation Discussion and Analysis included in this Report the Compensation Committee, among other things, has:

         o reviewed and discussed the Compensation Discussion and Analysis with management, and

         o following such review, approved the inclusion of such Compensation Discussion and Analysis in this proxy statement.


                    SUBMITTED BY THE COMPENSATION COMMITTEE

                      JAMES W. BETTS     CHARLES A. DILL

    Notwithstanding anything set forth in any of our previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this proxy statement, in whole or in part, the preceding report shall not be deemed incorporated by reference in any such filings.

SUMMARY COMPENSATION TABLE

         For the fiscal years ended September 30, 2007, 2006 and 2005, the following table sets forth summary information concerning compensation awarded or paid to, or earned by, the Chief Executive Officer, Chief Financial Officer and Chief Technology Officer of our company, who were the only executive officers or former executive officers of our company whose salary and bonus exceeded $100,000 for the fiscal year ended September 30, 2007 (collectively, the "Named Officers").

                                                                        OPTION               ALL OTHER
NAME AND PRINCIPAL POSITION           YEAR          SALARY              AWARDS(1)          COMPENSATION           TOTAL ($)
---------------------------           ----          ------              ---------          ------------           ---------
Zsolt Rumy,                           2007          $500,000               -                  $41,621(4)           $541,621
     Chairman of the Board            2006          $270,833               -                    -                  $270,833
     And Chief Executive              2005          $225,000               -                    -                  $225,000
     Officer

Kevin Schott                          2007          $200,000               -                    -                  $200,000
     Chief Financial Officer          2006          $200,000          $   35,355                -                  $235,355
                                      2005          $184,375               -                    -                  $184,375

George Husman                         2007         $200,000(2)        $ 629,776(3)             $1,500(5)           $831,276
     Chief Technical Officer

--------------------
(1) Amounts shown do not reflect compensation actually received by the named executive officers nor does it necessarily reflect the actual value that will be recognized by the named executive officers. Instead, the amounts shown are the stock based compensation expense of option awards granted to the named executive officers as determined pursuant to FAS 123(R). The assumptions used to calculate the value of option awards are set forth under Note 10 -- Stock Compensation Expense to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2007. The FAS 123(R) value as of the grant date for stock option awards is expensed over the number of months of service required for the grant to become non-forfeitable.

(2) Mr. Husman became the Company's Chief Technology Officer as of February 1, 2007.

(3) The fair value of Mr. Husman's 25,000 employee options for financial statement reporting purposes is $299,549 and is expensed over the vesting period of 21 months. The value of Mr. Husman's 15,000 director options for financial statement reporting purposes is $330,227 and was primarily expensed during fiscal 2007 as they vested on the date granted.

(4) The company reimbursed Mr. Rumy for social/country clubs in the amount of $22,121 and provided him with an automobile allowance of $19,500.

(5)  Represents director fees earned by Mr. Husman in fiscal 2007.

GRANTS OF PLAN-BASED AWARDS

         The following table sets forth information concerning stock option grants made in the year ended September 30, 2007, to the Named Officers.

                                                             STOCK AWARDS:
                                                           NUMBER OF SHARES    EXERCISE OR BASE PRICE
                                               GRANT          OF STOCK OR         OF OPTION AWARDS
                         NAME                  DATE           UNITS(#)                ($/SH)
                         ----                  ----           --------                ------
                    Zsolt Rumy                   -                 -                      -
                    Kevin Schott                 -                 -                      -
                    George Husman          2/21/2007(1)         25,000                $26.22
                    George Husman          2/22/2007(2)         15,000                $31.07

--------------------
(1) Options granted to Mr. Husman in connection with his employment with the Company. The options expire on the earlier of: ten years after grant; three months after termination of employment, except in the case of retirement, death or total disability; or 12 months after termination of employment in the case of retirement, death or total disability. The options become exercisable with respect to one-half of the total option shares on October 1, 2007, and the remainder of the options become exercisable on October 1, 2008.

(2) Options granted to Mr. Husman in connection with his service as a director of the Company. Options become fully exercisable on the date of grant and terminate on the first to occur of ten years after grant or 24 months after the date the holder ceases to be a director of the Company.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END TABLE

The following table sets forth information with respect to the exercise of stock options by the Named Officers during the year ended September 30, 2007, and the number of exercisable and unexercisable stock options at September 30, 2007, as well as the value of such stock options having an exercise price lower than the closing price on September 30, 2007 ("in-the-money" options) held by the Named Officers.

                                 OPTION AWARDS                                                  STOCK AWARDS
                --------------------------------------------------------   ------------------------------------------------------
                                                                                                        EQUITY
                                                                                                      INCENTIVE
                                                                                                        PLAN
                                                                                                       AWARDS:
                                          EQUITY                                                       NUMBER
                                         INCENTIVE                                                        OF
                                           PLAN                                                        UNEARNED
                                          AWARDS:                                                       SHARES,  EQUITY INCENTIVE
                                         NUMBER OF                                           MARKET    UNITS OR    PLAN AWARDS:
               NUMBER OF   NUMBER OF    SECURITIES                                          VALUE OF    OTHER    MARKET OR PAYOUT
               SECURITIES  SECURITIES   UNDERLYING                            NUMBER OF     SHARES OR   RIGHTS       VALUE OF
               UNDERLYING  UNDERLYING   UNEXERCISED                           SHARES OR     UNITS OF     THAT    UNEARNED SHARES,
               UNEXERCISED UNEXERCISED   UNEARNED   OPTION      OPTION     UNITS OF STOCK  STOCK THAT  HAVE NOT   UNITS OR OTHER
               OPTIONS (#) OPTIONS (#)   OPTIONS   EXERCISE   EXPIRATION    THAT HAVE NOT   HAVE NOT    VESTED   RIGHTS THAT HAVE
     NAME      EXERCISABLE UNEXERCISABLE   (#)     PRICE ($)     DATE        VESTED (#)    VESTED ($)     (#)     NOT VESTED ($)
     ----      ----------- -------------   ---     ---------     ----        ----------    ----------     ---     --------------
Kevin Schott      20,000        -           -           5.67   2/6/2014           -                 -      -             -
Kevin Schott       5,000        5,000       -           8.60   1/1/2016         5,000      $175,150(1)     -             -
George Husman     15,000        -           -          31.07  2/22/2017           -                 -      -             -
George Husman      -           25,000       -          26.22  1/30/2017        25,000      $435,250(1)     -             -

--------------------
(1) Based on a price per share of $43.63, the closing price of our common stock on September 28, 2007.

OPTION EXERCISES AND STOCK VESTED

         The following table sets forth information concerning amounts received or realized upon exercise of options or similar instruments, and the vesting of options, by the Named Officers during fiscal 2007.

                                     OPTION AWARDS                                     STOCK AWARDS
                       --------------------------------------------- ---------------------------------------------------
                         NUMBER OF SHARES
                           ACQUIRED ON           VALUE REALIZED ON        NUMBER OF SHARES            VALUE REALIZED ON
      NAME                 EXERCISE (#)            EXERCISE ($)        ACQUIRED ON VESTING (#)           VESTING ($)
      ----                 ------------            ------------        -----------------------           -----------
George Husman                   -                        -                  15,000(1)                      $210,300

--------------------
(1) Mr. Husman's 15,000 director options vested on the grant date. The stock price on that date was $45.09 (used for the value realized on vesting).

        PROPOSAL 2: APPROVAL OF THE 2008 DIRECTOR EQUITY INCENTIVE PLAN

         Our board of directors has adopted, subject to shareholder approval, the 2008 Director Equity Incentive Plan (the "2008 Director Incentive Plan"). We currently do not have a separate equity incentive plan for our directors, who participate in our 2003 Equity Incentive Plan. There are currently approximately 345,000 shares which are authorized for issuance, and not otherwise subject to an outstanding award, under our 2003 Equity Incentive Plan, which will no longer be available for future awards if the 2008 Director Incentive Plan is approved.

         The 2008 Director Incentive Plan provides for the granting of non-qualified stock options, restricted stock and stock units to our directors. Our board of directors believes that the plan advances the interests of our company and shareholders by increasing the ownership interest of the directors in our company, thus aligning their interests in our financial performance more directly to those of our shareholders and providing them an incentive to serve as a director over the long term. It also facilitates our ability to attract qualified individuals to serve as members of our board of directors.

         The maximum number of shares of our common stock which is being authorized for issuance under the 2008 Director Incentive Plan is 500,000, subject to adjustment in the event of any subsequent change in the number of issued shares of our common stock without new consideration to our company, such as in a stock dividend, stock split or similar issuance.

         The complete text of the 2008 Director Incentive Plan is attached as Appendix A. The following summary of the plan is subject to the provisions
----------
contained in the complete text of the plan.

DESCRIPTION OF THE 2008 DIRECTOR INCENTIVE PLAN

         ADMINISTRATION. The 2008 Director Incentive Plan will be administered by our board of directors. Our board of directors will have exclusive authority to interpret and administer the plan, to establish, amend and rescind any rules and regulations relating to the plan and to take all steps and make all determinations necessary or advisable for the administration of the plan.

         ELIGIBILITY. All of our directors who are not employed by us or any of our subsidiaries or affiliates will be eligible to participate.

         SHARES SUBJECT TO THE PLAN. An aggregate of 500,000 shares of our common stock is being authorized for issuance under the 2008 Director Incentive Plan, subject to adjustment in the event of any subsequent change in the number of issued shares of our common stock without new consideration to our company, such as in a stock dividend, stock split or similar issuance.

         TYPES OF AWARDS. Non-qualified stock options, restricted stock and stock units may be granted.

                  NON-QUALIFIED STOCK OPTIONS. Non-qualified stock options are non-statutory options to purchase shares of our common stock that are not intended to qualify under Section 422 of the federal tax code. Upon the exercise of a non-qualified stock option, shares of our common stock may be purchased at a price established on the date of grant by our board of directors in its sole discretion. Our board of directors will determine the terms and conditions of any stock options and the periods during which the stock options will be exercisable.

                  RESTRICTED STOCK. Restricted stock are shares of our common stock that are subject to the restrictions or conditions specified at the time of grant. Our board of directors may issue shares of restricted stock either as a stock bonus or at a purchase price below the fair market value or our stock on the date of grant. During the period that the stock is restricted, holders will be entitled to receive all dividends and other distributions made in respect of the restricted stock and to vote the restricted stock without limitation.

                  STOCK UNITS. Stock units represent the right to receive shares of our common stock at a time or upon terms designated in the award agreement. Our board of directors may in its discretion provide in the award agreement that the holder will be entitled to payments in cash or adjustments in the number of stock units equivalent in value to the dividends on our common stock as if the stock units were shares of common stock at our dividend payment dates.

         NO RIGHTS AS A SHAREHOLDER. Holders of stock options or stock units will not have any rights as a shareholder on the basis of the awards.

         EFFECTIVE DATE, AMENDMENTS AND DURATION. The 2008 Director Incentive Plan will be effective upon the approval of our shareholders at the 2008 annual meeting.

         Our board of directors may amend or modify the 2008 Director Incentive Plan at any time except an amendment or modification (1) changing eligibility requirements under the plan, (2) increasing the number of shares of common stock that may be issued under the plan or (3) increasing the amount or type of benefits that may be granted under the plan, requires the prior approval of our shareholders. The board may not reduce the amount or change the terms and conditions of any outstanding option, restricted stock or stock unit without the holder's prior consent. No stock options or other benefits awarded may be "repriced" under generally accepted accounting principles without the prior approval of the company's shareholders.

         The 2008 Director Incentive Plan will be effective for a period of ten years from the effective date unless our board of directors terminates the plan earlier.

FEDERAL TAX CONSEQUENCES

         No income will be realized upon grant by the holders of non-qualified stock options or stock units, and we will not be entitled to a deduction at such time.

         Upon the exercise of a non-qualified stock option, the excess, if any, of the fair market value of the stock on the date of exercise over the purchase price is ordinary income to the holder as of the date of exercise. We generally will be entitled to a deduction equal to such excess amount in the year of exercise.

         A holder will realize income as a result of an award of stock units at the time shares of common stock are issued in an amount equal to the fair market value of such shares at the date of issuance. We will be entitled to a corresponding deduction equal to the income realized in the year that the shares are issued.

         Subject to a voluntary election by the holder under Section 83(b) of the federal tax code, a holder of restricted shares of common stock will realize income as a result of the award of such shares at the time the restrictions expire on such shares. An election pursuant to Section 83(b) of the federal tax code would cause the holder to realize income in the year in which such award was granted. The amount of income realized will be the difference between the fair market value of the shares on the date such restrictions expire (or on the date of issuance of the shares, in the event of a Section 83(b) election) over the purchase price, if any, of such shares. We generally will be entitled to a deduction equal to the income realized in the year in which the holder is required to report such income, except to the extent, if any, that such deduction may be limited under Section 162(m) or
Section 280G of the federal tax code

         The tax consequences to the holder of an award described above assume that, to the extent any award under the plan is subject to the requirements of
Section 409A of the federal tax code, such award will comply with that section. In the event any such award that is subject to Section 409A was determined not to be in compliance with the section, the holder could be subject to earlier taxation, a penalty tax of 20% of the amount includible in gross income, and interest on federal income taxes that would have been payable if the amount were taxable when first deferred.

NEW PLAN BENEFITS

         Currently, the six members of our board of directors will be eligible to participate in the plan. Awards will be granted under the plan in the discretion of our board of directors and may vary year to year. Thus, the amount of stock options and/or stock units to be granted under the plan is not determinable as of the date of this proxy statement.

         The fair market value per share of our common stock for all purposes under the plan will be the closing selling price per share on The Nasdaq Stock Market on the determination date. On December 12, 2007, the fair market value per share of our common stock was $42.49.

REQUIRED VOTE FOR APPROVAL

         The required vote for approval of the 2008 Director Incentive Plan is the affirmative vote of holders of a majority of the shares of our common stock cast on this proposal at the annual meeting.

         OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE 2008 DIRECTOR EQUITY INCENTIVE PLAN.

       PROPOSAL 3: APPROVAL OF THE 2008 LONG-TERM EQUITY INCENTIVE PLAN

         Our board of directors has adopted, subject to shareholder approval, the 2008 Long-Term Equity Incentive Plan (the "2008 Long-Term Incentive Plan"). If the 2008 Long-Term Incentive Plan is approved by shareholders, our board of directors intends to terminate the 2003 Long-Term Incentive Plan (the "2003 Long-Term Incentive Plan"), which would otherwise expire on December 31, 2013, and cancel the authority to grant new awards under the 2003 Long-Term Incentive Plan. There are currently approximately 345,000 shares which are authorized for issuance, and not otherwise subject to an outstanding award, under the 2003 Long-Term Incentive Plan which will no longer be available for future awards upon the approval of the 2008 Long-Term Incentive Plan.

         The 2008 Long Term Incentive Plan provides for the granting of stock options and other stock-based awards to our key employees. Our board of directors believes that it is in our best interest to have sufficient shares available under the plan for awards to key employees, whose talents and special efforts are essential to our continued progress. In addition, our board of directors believes that the plan advances the interests of our company and shareholders by encouraging key employees to acquire an ownership interest in our company, thus aligning their interests in our financial performance more directly to those of our shareholders and providing them an incentive to remain employees over the long term.

         The maximum number of shares of our common stock which is being authorized for issuance under the 2008 Long-Term Incentive Plan is 1,500,000, subject to adjustment in the event of any subsequent change in the number of issued shares of our common stock without new consideration to our company, such as in a stock dividend, stock split or similar issuance.

         The complete text of the 2008 Long-Term Incentive Plan is attached as Appendix B. The following summary of the plan is subject to the provisions
----------
contained in the complete text of the plan.

DESCRIPTION OF THE 2008 LONG-TERM INCENTIVE PLAN

         ADMINISTRATION. The 2008 Long-Term Incentive Plan will be administered by our board of directors or our Compensation Committee (the "Administrator"). The Administrator will have exclusive authority to interpret and administer the plan, to establish appropriate rules relating to the plan, to delegate some or all of its authority under the plan and to take all such steps and make all such determinations in connection with the plan and the benefits granted pursuant to the plan as it may deem necessary or advisable.

         ELIGIBILITY. Officers and key employees of our company and subsidiaries will be eligible to participate. The Administrator has the sole discretion to designate which employees among the eligible participants will receive awards under the plan. The maximum number of shares that may be subject to an award to any individual in any calendar year may not exceed 150,000 shares, subject to adjustment as provided in the plan.

         SHARES SUBJECT TO THE PLAN. An aggregate of 1,500,000 shares of our common stock is being authorized for issuance under the 2008 Long-Term Incentive Plan, subject to adjustment in the event of any subsequent change in the number of issued shares of our common stock without new consideration to our company, such as in a stock dividend, stock split or similar issuance.

         TYPES OF AWARDS. Stock appreciation rights, restricted stock, performance awards, stock options and stock units may be granted.

                  STOCK APPRECIATION RIGHTS. Stock appreciation rights entitle the holder to receive a payment equal to the difference between the fair market value of our common stock at the time of exercise of the stock appreciation right and the base price of the stock appreciation right established by the Administrator at the time of grant. At the time of grant, the Administrator may establish a maximum amount per share which will be payable upon exercise of a stock appreciation right, and may determine whether a stock appreciation right may be exercised (1) in conjunction with the exercise of a stock option, (2) upon lapse of a stock option and/or (3) independent of the exercise of a stock option. In the Administrator's discretion, the value of a stock appreciation right may be paid in cash or common stock, or a combination thereof. The Administrator will establish the term of any stock appreciation rights provided that stock appreciation rights may not be exercised more than ten years from the date of grant.

                  RESTRICTED STOCK. Restricted stock are shares of our common stock that are subject to the restrictions or conditions specified by the Administrator at the time of grant. The Administrator may issue shares of restricted stock either as a stock bonus or at a purchase price below the fair market value or our stock on the date of grant. During the period that the stock is restricted, holders will be entitled to receive all dividends and other distributions made in respect of the restricted stock and to vote the restricted stock without limitation.

                  PERFORMANCE AWARDS. In the discretion of the Administrator, performance awards entitle the holder to receive shares of our common stock or cash, or both, upon the achievement of certain pre-established performance criteria (such as return on average total capital employed, earnings per share or increases in share price) during a performance period that may not exceed five years. The holder has no right to receive dividends on or to vote shares subject to performance awards until the shares are actually earned and issued.

                  STOCK OPTIONS. Stock options entitle the holder to purchase common stock at a purchase price established by the Administrator on the date of grant. The purchase price of any stock option may not be less than the fair market value of our common stock on the date of grant. The Administrator will determine the terms and conditions of such stock options and the times at which such stock options will be exercisable. In addition, no incentive stock option may be granted to any individual if the aggregate fair market value of common stock underlying all incentive stock options held by the individual that are exercisable for the first time in any calendar year exceeds $100,000.

                  STOCK UNITS. Stock units represent the right to receive shares of our common stock at a time or upon terms designated in the award agreement. The Administrator may in its discretion provide in the award agreement that the holder will be entitled to payments in cash or adjustments in the number of stock units equivalent in value to the dividends on our common stock as if the stock units were shares of common stock at our dividend payment dates.

         NO RIGHTS AS A SHAREHOLDER. Except in the case of awards of restricted stock, holders of awards under the plan will not have any rights as a shareholder on the basis of the awards.

         EFFECTIVE DATE, AMENDMENTS AND DURATION. The 2008 Long-Term Incentive Plan will be effective upon approval of our shareholders at the 2008 annual meeting.

         Our board of directors may amend or modify the 2008 Long-Term Incentive Plan at any time except an amendment or modification (1) increasing the number of shares of common stock that may be issued under the plan, (2) increasing the amount or type of benefits that may be granted under the plan or (3) modifying the eligibility requirements for benefits under the plan, requires the prior approval of our shareholders. The Administrator may not reduce the amount, or change the terms and conditions, of any existing award without the holder's prior consent. No stock options or other benefits awarded may be "repriced" under generally accepted accounting principles without the prior approval of the company's shareholders

         The 2008 Long-Term Incentive Plan will be effective for a period of ten years from the effective date unless our board of directors terminates the plan earlier.

FEDERAL TAX CONSEQUENCES

         A participating employee will not realize income on the grant of stock options or stock appreciation rights or the award of restricted stock or stock units, and we will not be entitled to a deduction at such time. If a holder exercises an incentive stock option and does not dispose of the shares acquired within two years from the date of the grant, or within one year from the date of exercise of the stock option, no ordinary income will be realized by the holder at the time of exercise, and we will not be entitled to a deduction by reason of the exercise. The holder will realize capital gain or loss upon the sale of the acquired shares equal to the difference between the sale price and the purchase price for the shares. If a holder disposes of the shares acquired pursuant to an incentive stock option within two years from the date of grant of the stock option or within one year from the date of exercise of the stock option, the holder will realize ordinary income at the time of disposition equal to the excess, if any, of the lesser of (a) the amount realized on the disposition or (b) the fair market value of the shares on the date of exercise, over the holder's basis in the shares. We generally will be entitled to a deduction in an amount equal to such income in the year of the disqualifying disposition, except to the extent, if any, that such deduction may be limited under Section 162(m) or Section 280G of the federal tax code. In addition, the holder will realize capital gain or loss on any excess of the sale price over the fair market value on the exercise date.

         Upon the exercise of a non-qualified stock option or the surrender of a stock appreciation right, the excess, if any, of the fair market value of the stock on the date of exercise over the purchase price or base price, as the case may be, is ordinary income to the holder as of the date of exercise. We generally will be entitled to a deduction equal to such excess amount in the year of exercise, except to the extent, if any, that such deduction may be limited under Section 162(m) or Section 280G of the federal tax code.

         Subject to a voluntary election by the holder under Section 83(b) of the federal tax code, a holder of restricted shares of common stock will realize income as a result of the award of such shares at the time the restrictions expire on such shares. An election pursuant to Section 83(b) of the federal tax code would cause the holder to realize income in the year in which such award was granted. The amount of income realized will be the difference between the fair market value of the shares on the date such restrictions expire (or on the date of issuance of the shares, in the event of a Section 83(b) election) over the purchase price, if any, of such shares. We generally will be entitled to a deduction equal to the income realized in the year in which the holder is required to report such income, except to the extent, if any, that such deduction may be limited under Section 162(m) or
Section 280G of the federal tax code.

         A holder will realize income as a result of a performance award at the time the award is paid or made available. The amount of income realized by the holder will be equal to the fair market value of the shares on the date of issuance, in the case of a stock award, and to the amount of the cash paid, in the event of a cash award. We will be entitled to a corresponding deduction equal to the income realized in the year of such issuance or payment, except to the extent, if any, that such deduction may be limited under Section 162(m) or Section 280G of the federal tax code .

         A holder will realize income as a result of an award of stock units at the time shares of common stock are issued in an amount equal to the fair market value of such shares at that time. We will be entitled to a corresponding deduction equal to the income realized in the year of such issuance, except to the extent, if any, that such deduction may be limited under Section 162(m) or Section 280G of the federal tax code.

         The tax consequences to the holder of an award described above assume that, to the extent any award under the plan is subject to the requirements of
Section 409A of the federal tax code, such award will comply with that section. In the event any such award that is subject to Section 409A was determined not to be in compliance with the section, the holder could be subject to earlier taxation, a penalty tax of 20% of the amount includible in gross income, and interest on federal income taxes that would have been payable if the amount were taxable when first deferred.

NEW PLAN BENEFITS

         Currently, approximately 1,015 employees will be eligible to participate in the 2008 Long-Term Incentive Plan. The Administrator will determine annually the award recipients and the actual awards granted under the plan. As these awards are discretionary, the amount of awards to be granted under the plan is not determinable as of the date of this proxy statement.

         The fair market value per share of our common stock for all purposes under the plan will be the closing selling price per share on The Nasdaq Stock Market on the determination date. On December 12, 2007, the fair market value per share of our common stock was $42.49.

REQUIRED VOTE FOR APPROVAL

         The required vote for approval of the 2008 Long-Term Incentive Plan is the affirmative vote of holders of a majority of the shares of our common stock cast on this proposal at the annual meeting.

         OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE 2008 LONG-TERM EQUITY INCENTIVE PLAN.

PROPOSAL 4: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

         Our board of directors, upon the recommendation of the Audit Committee of the board, has appointed Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2008. A resolution will be presented at the meeting to ratify the appointment of Grant Thornton LLP.

         On May 21, 2007, we dismissed PricewaterhouseCoopers LLP as our independent registered public accounting firm and engaged Grant Thornton LLP as our new independent registered public accounting firm. Our Audit Committee participated in and approved the decision to change our independent registered public accounting firm.

         The reports of PricewaterhouseCoopers LLP on our financial statements for the fiscal years ended September 30, 2005 and 2006 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. During the fiscal years ended September 30, 2005 and 2006 and through May 21, 2007, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their reports on the financial statements for such years.

         During the fiscal years ended September 30, 2005 and 2006, and through May 21, 2007, there were no reportable events within the meaning of
Item 304(a)(1)(v) of SEC Regulation S-K, except for the material weaknesses in internal control over financial reporting described in the following paragraphs.

         In our Annual Report on Form 10-K/A for the fiscal year ended September 30, 2004, our Quarterly Reports on Form 10-Q/A for the quarters ended December 31, 2004 and March 31, 2005, and our Annual Report on Form 10-K for the fiscal year ended September 30, 2005, we reported material weaknesses in the following areas of our internal control over financial reporting: (1) the completeness and accuracy of accounting for derivatives associated with convertible debt and the related amortization of financing fees and debt discount and gain (loss) on value of warrants and conversion feature; and (2) the completeness and accuracy of earnings per share and related disclosures.

         In our Quarterly Report on Form 10-Q for the quarter ended June 30, 2005, we reported we had a material weakness in internal control over financial reporting related to the accounting for non-routine and complex transactions primarily related to our accounting for conversion features and warrants associated with our convertible debt instruments.

         In our Annual Report on Form 10-K for the fiscal year ended September 30, 2005 and in our Quarterly Reports on Form 10-Q for the quarters ended December 31, 2005, March 31, 2006 and June 30, 2006, we reported we had material weaknesses in the following areas of our internal control over financial reporting in addition to the two other material weaknesses described in the second preceding paragraph: (1) the control environment resulting from the lack of a sufficient complement of personnel to maintain appropriate accounting, financial reporting and information technology; (2) the period-end financial reporting process resulting from the lack of controls surrounding the consolidated financial statements and related disclosures and the accuracy of foreign currency translations; (3) the preparation, review and approval of journal entries; (4) the preparation, review and approval of certain account reconciliations; (5) the determination of allowance for doubtful accounts; (6) the accounting for physical inventory quantities and the accuracy and valuation of inventory; (7) the completeness and accuracy of property, plant and equipment; and (8) segregation of duties, including access to financial applications and data.

         In our Annual Report on Form 10-K for the fiscal year ended September 30, 2006, and our Quarterly Reports on Form 10-Q for the quarters ended December 31, 2006 and March 31, 2007, we reported we had material weaknesses in our internal control over financial reporting related to the accounting for physical inventory quantities and the accuracy and valuation of inventory.

         Our management believes that all of the aforementioned material weaknesses have been remediated. The Audit Committee and management discussed these material weaknesses with PricewaterhouseCoopers LLP and authorized PricewaterhouseCoopers LLP to respond fully to any inquiries about our material weaknesses over financial reporting as may be made by Grant Thornton LLP.

         We requested that PricewaterhouseCoopers LLP furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated May 25, 2007, is filed as Exhibit 16 to our Current Report on Form 8-K filed May 25, 2007.

         During the fiscal years ended September 30, 2005 and 2006 and through May 21, 2007, we did not consult with Grant Thornton LLP regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us or oral advice was provided that Grant Thornton LLP concluded was an important factor considered by the us in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

ACCOUNTING FEES

         The following table displays the aggregate fees for professional audit services for the audit of the financial statements for the fiscal years ended September 30, 2007 and 2006 and fees billed for other services during those periods by Grant Thornton LLP.

                                                                2007             2006
                                                                ----             ----
                      Audit fees(1)........................$    790,518     $         --
                      Audit related-fees (2)...............     181,182               --
                      Tax fees.............................      87,000               --
                      All other fees.......................          --               --
                                                           ------------     ------------
                      Total................................$  1,058,700     $         --
                                                           ============     ============

--------------------
(1) Audit fees consisted of audit work performed with respect to the Company's financial statements as well as work generally only the independent auditors can reasonably be expected to provide, such as statutory audits.

(2) Audit related-fees consist of audit work performed with respect to the Company's secondary equity offering in August of 2007.

         PricewaterhouseCoopers LLP served as our independent accountants during fiscal 2006 and was replaced by Grant Thornton LLP on May 21, 2007. The following table displays the aggregate fees for professional audit services for the audit of the financial statements for the fiscal years ended September 30, 2007 and 2006 and fees billed for other services during those periods by PricewaterhouseCoopers LLP.

                                                                2007             2006
                                                                ----             ----
                      Audit fees(1)........................$    342,759       $1,030,286
                      Audit related-fees (2)...............     108,306               --
                      Tax fees.............................          --               --
                      All other fees.......................          --               --
                                                           ------------       ----------
                      Total................................$    451,065       $1,030,286
                                                           ============       ==========

--------------------
(1) Audit fees consisted of audit work performed with respect to the Company's financial statements as well as work generally only the independent auditors can reasonably be expected to provide, such as statutory audits.

(2) Audit related-fees consist of audit work performed with respect to the Company's secondary equity offering in August of 2007.

PRE-APPROVAL POLICIES

         Since the Audit Committee adopted the pre-approval policy described below, the Audit Committee pre-approved under that policy fees, which on a fiscal year basis, represented 100% of the "Audit fees" in fiscal years 2007 and 2006.

         Consistent with Securities and Exchange Commission requirements regarding auditor independence, the Audit Committee has adopted a policy to pre-approve all audit and permissible non-audit services provided by the independent auditor. Under the policy, the Committee must pre-approve services prior to commencement of the specified service. The Audit Committee periodically reviews reports summarizing the services, including fees, provided by the independent auditor; a listing of pre-approved services provided; and a current projection presented similar to that included in this proxy statement, of the estimated annual fees to be paid to the independent auditors.

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

         Grant Thornton LLP served as our independent registered public accounting firm for the fiscal year ended September 30, 2007. Representatives of Grant Thornton LLP are expected to be present at our annual meeting to respond to appropriate questions from our shareholders and to make statements if they so desire.

         Ratification of the appointment of Grant Thornton LLP as our independent registered public accountants for the year ending September 30, 2008 will require the affirmative vote of the holders of a majority of the shares of our common stock cast on this proposal at the annual meeting. If the appointment of Grant Thornton LLP is not ratified at the annual meeting, our Audit Committee will reconsider their appointment as our independent registered public accountants.

         OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE YEAR ENDING SEPTEMBER 30, 2008.

                       REPORT OF THE AUDIT COMMITTEE OF
                            THE BOARD OF DIRECTORS

         The Audit Committee oversees our financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. The Audit Committee operates pursuant to a written charter which was amended and restated by the board of directors on December 6, 2003. A copy of the charter of the Audit Committee is attached as Appendix C. Our independent accountants, Grant Thornton LLP, are responsible
----------
for expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles. The board of directors has determined that the members of the Audit Committee are independent within the meaning of the listing standards of Nasdaq.

         In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in our Annual Report with management, including a discussion of the quality, and not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Audit Committee meets with the independent accountants, with and without management present, to discuss the scope and plans for the audit, results of their examinations, their evaluations of the our internal controls, and the overall quality of our financial reporting. The Audit Committee reviewed with the independent accountants the acceptability of our accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards including, but not limited to, those matters under SAS 61 (Codification of Statements on Auditing Standards). In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from management and the company, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1. The Audit Committee met seven times during fiscal 2007.

         In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the board of directors, and the Board approved, that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended September 30, 2007, for filing with the Securities and Exchange Commission.

          SUBMITTED BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
             JAMES W. BETTS    CHARLES A. DILL    MICHAEL D. LATTA


                             CERTAIN TRANSACTIONS

         During fiscal 2007, in connection with our operations, we from time to time chartered an airplane from a corporation beneficially owned by Mr. Rumy, our Chairman, President and Chief Executive Officer. The total of all such charter payments made by us during fiscal 2007 was $168,361.

         During fiscal 2007, Mr. Rumy, our Chairman and Chief Executive Officer, entered into a Continuing Limited Guaranty Agreement, dated as of December 21, 2006 (the "Limited Guaranty"), pursuant to which Mr. Rumy agreed to guarantee payment to Southwest Bank of St. Louis, our primary U.S. lender (the "Bank"), of up to $10 million of the obligations of the our company to the Bank with respect to a standby letter of credit in the face amount of up to $40 million which the Bank agreed to issue for our account and certain of our subsidiaries to secure the payment of a bond to enable us to continue to defend certain pending litigation. In addition to the foregoing, pursuant to a Term Loan Promissory Note, dated as of December 21, 2006 (the "Term Loan Note"), Mr. Rumy made a $10 million unsecured loan to us. Interest on the unpaid principal amount of the Term Loan Note was due and payable monthly in arrears commencing January 30, 2007, and bore interest at a rate per annum equal to the rate per annum then being paid by Mr. Rumy to an unaffiliated third party to obtain funds necessary for Mr. Rumy to make the loan to us evidenced by the Term Loan Note, subject to increase by 2% per annum from and during an event of default. The total amount of interest payments reimbursed to Mr. Rumy during fiscal 2007 was $336,418. The terms of the Limited Guaranty and the Term Loan Note were approved by our board of directors and Audit Committee. During the fourth quarter of fiscal 2007, we repaid the balance of the loan. As of September 30, 2007, there was no loan balance or interest payable.

         We believe that all of the transactions with affiliates set forth above were made on terms not less favorable to us than would have been obtained from unaffiliated third parties.

         The transactions set forth above have been reviewed and approved by our Audit Committee. In May 2007, our Audit Committee established a written policy and procedures for review and approval of transactions and business arrangements in which the aggregate amount involved will or may be expected to exceed $100,000 in any calendar year and in which one of our directors, executive officers, or nominees for director, or their immediate families, or a greater than 5% owner of our stock, may also be a director, executive officer, or investor, or have some other direct or indirect material interest. We refer to these relationships generally as "related-party transactions." If a related party transaction subject to review directly or indirectly involves a member of the Audit Committee (or an immediate family member or domestic partner), the remaining Committee members will conduct the review. In evaluating a related party transaction involving a director, executive officer, or their immediate family members, the Audit Committee considers, among other factors it deems appropriate, whether the related party transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related party's interest in the transaction.

                           PROPOSALS OF SHAREHOLDERS

         Under applicable regulations of the Securities and Exchange Commission, all proposals of shareholders to be considered for inclusion in the proxy statement for the 2009 Annual Meeting of Shareholders must be received at our executive offices, c/o Kevin J. Schott, Chief Financial Officer and Secretary, 3101 McKelvey Road, St. Louis, Missouri 63044 by not later than September 4, 2008. Our By-Laws also prescribe certain time limitations and procedures which must be complied with for proposals of shareholders, including nominations of directors, to be considered at such annual meeting. Our By-Laws provide that shareholder proposals which do not appear in the proxy statement may be considered at a meeting of shareholders only if written notice of the proposal is received by the Secretary of the company not less than 30 and not more than 60 days before the annual meeting; provided, however, that, in the event that less than 40 days' notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made.

         Any written notice of a shareholder proposal must include the following information: (a) as to each person whom the shareholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) as to any other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such shareholder; and (c) as to the shareholder giving the notice, (1) the name and address of such shareholder, as it appears ion the our books, and (2) the class and number of shares of our common stock which are owned beneficially by such shareholder.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our executive officers and directors, and persons who own more than ten percent of our outstanding stock, file reports of ownership and changes in ownership with the Securities and Exchange Commission. To the knowledge of management, based solely on its review of such reports furnished to us and written representations that no other reports were required to be filed, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with during the fiscal year ended September 30, 2007.

                     EQUITY COMPENSATION PLAN INFORMATION

         The following table provides information as of September 30, 2007 with respect to the shares of our common stock that may be issued under our existing compensation plans:


                                                                                            NUMBER OF SECURITIES REMAINING
                                           NUMBER OF SECURITIES TO    WEIGHTED-AVERAGE      AVAILABLE FOR FUTURE ISSUANCE
                                           BE ISSUED UPON EXERCISE   EXERCISE PRICE OF        UNDER EQUITY COMPENSATION
                                           OF OUTSTANDING OPTIONS,  OUTSTANDING OPTIONS,     PLANS (EXCLUDING SECURITIES
              PLAN CATEGORY                 WARRANTS AND RIGHTS     WARRANTS AND RIGHTS       REFLECTED IN COLUMN (a))
              -------------                 -------------------     -------------------       ------------------------
Equity compensation plans approved by
security holders                                 2,636,029                $25.93                      345,000

Equity compensation plans not approved
by security holders                                      -                  -                               -
                                                 ---------                ------                      -------
Total                                            2,636,029                $25.93                      345,000
                                                 =========                ======                      =======


                                 ANNUAL REPORT

         Our annual report for the fiscal year ended September 30, 2007 has simultaneously been mailed to the shareholders of the Company.

         A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2007, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (EXCLUDING EXHIBITS), MAY BE OBTAINED BY ANY SHAREHOLDER, WITHOUT CHARGE, UPON WRITTEN REQUEST TO JILL A. SCHMIDT, ZOLTEK COMPANIES, INC., 3101 MCKELVEY ROAD, ST. LOUIS, MISSOURI 63044, TELEPHONE NUMBER: (314) 291-5110.

                                 OTHER MATTERS

         We have adopted a Senior Executives Code of Ethics that applies to our executive officers. The Senior Executives Code of Ethics may be obtained free of charge by sending a written request to Jill A. Schmidt, Zoltek Companies, Inc., 3101 McKelvey Road, St. Louis, Missouri 63044.

         Our board of directors does not intend to present at the Annual Meeting any business other than that referred to in the accompanying Notice of Annual Meeting. As of the date hereof, the board of directors was not aware of any other matters which may properly be presented for action at the Annual Meeting. If, however, any other matters should properly come before the Annual Meeting, it is the intention of the persons named on the proxy card to vote the shares represented thereby in accordance with their judgment as to the best interest of our company on such matters.

                                  ZSOLT RUMY
                                  Chairman of the Board, President and
                                    Chief Executive Officer

January 2, 2008

                                  APPENDIX A
                                  ----------

                            ZOLTEK COMPANIES, INC.
                      2008 DIRECTOR EQUITY INCENTIVE PLAN

         1. PURPOSE. The purpose of the Zoltek Companies, Inc. 2008 Director Equity Incentive Plan (the "Plan") is to attract and retain Directors of Zoltek Companies, Inc. (the "Company") and to solidify the common interests of Directors and shareholders in enhancing the value of the common stock of the Company ("Common Stock").

         2. ADMINISTRATION. The Plan shall be administered by the Board of Directors of the Company ("Board") or the Compensation Committee of the Board as determined by the Board (the "Administrator").

         The authority to grant benefits in accordance with the Plan, and to establish the timing, pricing, amount and other terms and conditions of such grants may be exercised by the Administrator in its sole discretion. An award of a benefit under the Plan ("Award") shall be evidenced by an award agreement that shall set forth the terms and conditions applicable to that Award, including applicable provisions in the event of termination of a Director's services as a member of the Board. In the event of any inconsistency between the terms of such an award agreement and terms of the Plan, the terms of the Plan shall prevail.

         Subject to the provisions of the Plan, the Administrator shall have exclusive authority to interpret and administer the Plan, to establish appropriate rules relating to the Plan, to delegate some or all of its authority under the Plan and to take all such steps and make all such determinations in connection with the Plan and the benefits granted pursuant to the Plan as it may deem necessary or advisable.

         The officers of the Company shall be authorized to implement the Plan in accordance with its terms and to take such actions of a ministerial nature as shall be necessary to effectuate the intent and purposes of the Plan.

         3. SHARES RESERVED UNDER THE PLAN. Subject to the provisions of
Section 9 of this Plan (relating to adjustment for changes in capital stock) an aggregate of 500,000 shares of Common Stock of the Company shall be available for issuance under the Plan. The shares of Common Stock issued under the Plan may be made available from authorized but unissued shares or shares re-acquired by the Company, including shares purchased in the open market or in private transactions.

         As used in this Section, the term "Plan Maximum" shall refer to the number of shares of Common Stock of the Company that are available for grant of Awards pursuant to the Plan. Stock underlying outstanding NQSOs or Stock Units will reduce the Plan Maximum while such NQSOs or Stock Units are outstanding. Shares underlying expired, canceled or forfeited NQSOs or Stock Units shall be added back to the Plan Maximum. When the exercise price of NQSOs is paid by delivery of shares of Common Stock of the Company, or if the Administrator approves the withholding of shares from a distribution in payment of the exercise price, the Plan Maximum shall be reduced by the net (rather than the gross) number of shares issued pursuant to such exercise, regardless of the number of shares surrendered or withheld in payment. If the Administrator approves the payment of cash to an Eligible Director equal to the difference between the fair market value and the exercise price of stock subject to an NQSO, or if a Stock Unit is paid in cash, the Plan Maximum shall be increased by the number of shares with respect to which such payment is applicable. Restricted Stock issued pursuant to the Plan will reduce the Plan Maximum while outstanding even while subject to restrictions. Shares of Restricted Stock shall be added back to the Plan Maximum if such restricted stock is forfeited.

         4. PARTICIPANTS. Directors of the Company during a calendar year shall be eligible to participate in awards made pursuant to the Plan with respect to such calendar year ("Eligible Director").

         5. TYPES OF BENEFITS. The following benefits may be granted under the
Plan: (a) restricted stock ("Restricted Stock"); (b) nonqualified stock options ("NQSOs"); and (d) Stock Units, all as described below; as well as any other stock-based awards not inconsistent with the overall purpose of the Plan.

         6. RESTRICTED STOCK. Restricted Stock is Common Stock of the Company issued or transferred under the Plan (other than upon exercise of NQSOs or as payment of Stock Units) at any purchase price less than the fair market value thereof on the date of issuance or transfer, subject to such terms and conditions set forth in a Restricted Stock agreement as may be established by the Administrator in its sole discretion. In the case of any Restricted Stock:

                  (a) The purchase price, if any, will be determined by the Administrator.

                  (b) The period of restriction shall be established by the Administrator for any grant of Restricted Stock.

                  (c) Restricted Stock may be subject to (i) restrictions on the sale or other disposition thereof; (ii) rights of the Company to reacquire such Restricted Stock at the purchase price, if any, originally paid therefor upon cessation of the Eligible Director's Board service within specified periods; (iii) representation by the Eligible Director that he or she intends to acquire Restricted Stock for investment and not for resale; and (iv) such other restrictions, conditions and terms as the Administrator deems appropriate.

                  (d) The Eligible Director shall be entitled to receive all dividends paid with respect to Restricted Stock during the period of restriction and shall not be required to return any such dividends to the Company in the event of the forfeiture of the Restricted Stock.

                  (e) The Eligible Director shall be entitled to vote (or direct the voting of) the Restricted Stock during the period of restriction.

                  (f) The Administrator shall determine whether Restricted Stock is to be delivered to the Eligible Director with an appropriate legend imprinted on the certificate or if the shares are to be issued in the name of a nominee or deposited in escrow pending removal of the restrictions.

         7. NONQUALIFIED STOCK OPTIONS. NQSOs are nonqualified stock options to purchase shares of Common Stock at purchase prices established by the Administrator on the date the options are granted, subject to such terms and conditions set forth in an option agreement as may be established by the Administrator in its sole discretion. The purchase price may be paid (a) by check; (b) in the discretion of the Administrator, by the delivery of shares of Common Stock owned by the participant for at least six months; (c) in the discretion of the Administrator, by using shares of Common Stock that would have otherwise been received by the participant upon exercise of the option (which method may be restricted to a cashless exercise procedure involving a broker or dealer); or (d) in the discretion of the Administrator, by a combination of any of the foregoing, in the manner and subject to the restrictions provided in the option agreement.

         8. STOCK UNITS. A Stock Unit represents the right to receive a share of Common Stock from the Company at a designated time in the future, subject to such terms and conditions set forth in a Stock Unit agreement as may be established by the Administrator in its sole discretion. The participant generally does not have the rights of a shareholder until receipt of the Common Stock. The Administrator may in its discretion provide for payments in cash, or adjustment in the number of Stock Units equivalent to the dividends the participant would have received if the participant had been the owner of shares of Common Stock instead of the Stock Units.

         9.       ADJUSTMENT PROVISIONS.

                  (a) If the Company shall at any time change the number of issued shares of Common Stock without new consideration to the Company (such as by stock dividends or stock splits), the total number of shares reserved for issuance under this Plan, and the maximum number of shares available to a particular participant or Permitted Transferee, shall be proportionately adjusted, and each outstanding Award shall be proportionately adjusted so that the aggregate consideration payable to the Company, if any, and the value of each such Award shall not be changed (in the case of an NQSO, the number of shares subject to the NQSO shall be proportionately adjusted to reflect the stock split or stock dividend and the aggregate exercise price of the NQSO shall equal the aggregate exercise price before the stock split or stock dividend). Awards may also contain provisions for their continuation or for other equitable adjustments after changes in the Common Stock resulting from reorganization, sale, merger, consolidation, issuance of stock rights or warrants, or similar occurrence. Fractional shares shall be rounded down to the nearest whole share.

                  (b) Notwithstanding any other provision of this Plan, and without affecting the number of shares reserved or available hereunder, in addition to the adjustments prescribed in paragraph (a) above, the Board of Directors may authorize the issuance or assumption of Awards in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate.

                  (c) Notwithstanding the above, any such adjustment to an NQSO shall comply with the requirements of IRS regulations under
         Section 409A of the Code.

         10. CHANGE IN CONTROL.

                  (a) Notwithstanding any other provision of the Plan to the contrary, if the terms of an agreement under which the Administrator has granted an Award under the Plan shall so provide, upon a Change of Control (as defined below) outstanding Awards shall become immediately and fully exercisable or payable according to the following terms:

                           (i) any outstanding and unexercised NQSOs shall become immediately and fully exercisable, and shall remain exercisable until they would otherwise expire by reason of lapse of time;

                           (ii) any Restricted Stock awarded shall become immediately and fully transferable, and the Administrator shall be deemed to have exercised its discretion to waive any automatic forfeiture provided with respect to such Restricted Stock; and

                           (iii) any Stock Units which have not been forfeited shall become immediately fully vested as provided in Section 9 above.

                  (b) With respect to each outstanding Award that is assumed or substituted in connection with a Change in Control as provided in
         Section 9 above, such Award shall remain subject to the same terms and conditions that were applicable to the Award immediately prior to the Change in Control except that the Award shall confer the right to purchase or receive, for each share subject to the NQSO, award of Restricted Stock, or award of Stock Units the consideration (whether stock, cash or other securities or property) received in the Change in Control by holders of shares of Common Stock for each share of Common Stock held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the greatest number of holders of the outstanding shares).

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

                  (c) In the event the Company shall approve a Change in Control and appropriate provision is not made for the assumption of Awards by the resulting corporation as provided in Section 9 above, the unexercised portion of each Award then outstanding under the Plan shall terminate. The Administrator shall fix a date for the termination of the unexercised portion of any Award which is then outstanding, subject to approval of such date by the Board of Directors of the Company, which date shall be on or before the effective date of such Change in Control and not less than thirty days after written notice of such date is delivered to each Participant.

                  (d) For purposes of the Plan, except as otherwise provided by the Administrator in an Award agreement in order to comply with
         Section 409A of the Code, "Change of Control" shall mean a change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Act"), provided that, for purposes of the Plan, a Change in Control shall be deemed to have occurred if (i) any person or entity Person (other than the Company or Zsolt Rumy) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company which represent 20% or more of the combined voting power of the Company's then outstanding securities; (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election, by the Company's shareholders, of each new director is approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period but excluding any individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such term is used in Rule 14a-11 of Regulation 14A promulgated under the Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board; (iii) there is consummated any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of Common Stock are converted into cash, securities or other property, other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have substantially the same proportionate ownership of common stock of the surviving corporation immediately after the merger; (iv) there is consummated any consolidation or merger of the Company in which the Company is the continuing or surviving corporation in which the holders of Common Stock immediately prior to the merger do not own 70% or more of the stock of the surviving corporation immediately after the merger; (v) there is consummated any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company; or (vi) the shareholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company.

         11. NONTRANSFERABILITY. Each benefit granted under the Plan shall not be transferable otherwise than by will or the laws of descent and distribution; provided, however, NQSOs granted under the Plan may be transferred, without consideration, to a Permitted Transferee. Benefits granted under the Plan shall be exercisable, during the participant's lifetime, only by the participant or a Permitted Transferee. In the event of the death of a participant, exercise or payment shall be made only:

                  (a) By or to the Permitted Transferee, executor or administrator of the estate of the deceased participant or the person or persons to whom the deceased participant's rights under the benefit shall pass by will or the laws of descent and distribution; and

                  (b) To the extent that the deceased participant or the Permitted Transferee, as the case may be, was entitled thereto at the date of his death.

For purposes of this Section, "Permitted Transferee" shall include (i) one or more members of the participant's family, (ii) one or more trusts for the benefit of the participant and/or one or more members of the participant's family, (iii) one or more partnerships (general or limited), corporations, limited liability companies or other entities in which the aggregate interests of the participant and members of the participant's family exceed 80% of

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

all interests, or (iv) a former spouse who received the benefit pursuant to a domestic relations order of a court. For this purpose, the participant's family shall include only the participant's spouse, children and grandchildren.

         12. TENURE. Neither the Plan, nor the granting of an Award or any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Eligible Director has a right to continue as a Director for any period of time, or at any particular rate of compensation.

         13. RULES OF CONSTRUCTION. The terms of the Plan shall be constructed in accordance with the laws of the State of Missouri.

         14. DURATION, INTERPRETATION, AMENDMENT AND TERMINATION.

                  (a) No benefit shall be granted more than ten years after the date of adoption of this Plan; provided, however, that the terms and conditions applicable to any benefit granted within such period may thereafter be amended or modified by mutual agreement between the Company and the participant or such other person as may then have an interest therein. Without the prior approval of the Company's stockholders, the Company will not effect a "repricing" (as defined below) of any NQSO or other benefits granted under the terms of this Plan. For purposes of the immediately preceding sentence, a "repricing" shall be deemed to mean any of the following actions or any other action having the same effect: (a) the lowering of the purchase price of a NQSO or other benefit after it is granted; (b) the cancelling of a NQSO or other benefit in exchange for another NQSO or other benefits at a time when the purchase price of the cancelled NQSO or benefit exceeds the fair market value of the underlying stock (unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction); (c) the purchase of an NQSO or other benefits for cash or other consideration at a time when the purchase of the purchased NQSO or benefit exceeds the fair market value of the underlying stock (unless the purchase occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction); or (d) an action that is treated as a repricing under generally accepted accounting principles. To the extent that any NQSO or other Award which may be granted under the terms of the Plan would qualify under present or future laws for tax treatment that is beneficial to a recipient, then any such beneficial treatment shall be considered within the intent, purpose and operational purview of the Plan and the discretion of the Administrator, and to the extent that any such NQSOs or other benefits would so qualify within the terms of the Plan, the Administrator shall have full and complete authority to grant NQSOs or other Awards that so qualify (including the authority to grant, simultaneously or otherwise, NQSOs or other benefits which do not so qualify) and to prescribe the terms and conditions (which need not be identical as among recipients) in respect to the grant or exercise of any such NQSO or other benefits under the Plan.

                  (b) The Board of Directors may amend the Plan from time to time or terminate the Plan at any time. However, no action authorized by this paragraph shall reduce the amount of any existing benefit or change the terms and conditions thereof without the participant's or Permitted Transferee's consent. In addition, no amendment of the Plan shall, without approval of the stockholders of the Company, (i) increase the total number of shares which may be issued under the Plan or increase the amount or type of benefits that may be granted under the Plan; or (ii) modify the requirements as to eligibility for benefits under the Plan.

         15. EFFECTIVE DATE. This Zoltek Companies, Inc. 2008 Director Equity Incentive Plan shall become effective as of the date it is adopted by the Board of Directors of the Company subject only to approval by the holders of a majority of the outstanding voting stock of the Company within 12 months before or after the adoption of the Plan by the Board of Directors.

         The undersigned hereby certifies that this Zoltek Companies, Inc. 2008 Director Equity Incentive Plan was adopted by the Board of Directors of the Company at its meeting on December 20, 2007.


                                  By:      /s/ Zsolt Rumy
                                           -------------------------------------
                                           Zsolt Rumy, Chairman of the Board and
                                           Chief Executive Officer

                                  Date:    December 20, 2007

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

                                  APPENDIX B
                                  ----------

                            ZOLTEK COMPANIES, INC.
                     2008 LONG-TERM EQUITY INCENTIVE PLAN

         1. PURPOSE. The purpose of the Zoltek Companies, Inc. 2008 Long-Term Equity Incentive Plan (the "Plan") is to encourage key employees of Zoltek Companies, Inc. (the "Company") and such subsidiaries of the Company as the Administrator designates, to acquire shares of common stock of the Company ("Common Stock") or to receive monetary payments based on the value of such stock or based upon achieving certain goals on a basis mutually advantageous to such employees and the Company and thus provide an incentive for employees to contribute to the success of the Company and align the interests of key employees with the interests of the shareholders of the Company.

         2.       ADMINISTRATION.

                  (a) The Plan shall be administered by the Board of Directors of the Company ("Board") or the Compensation Committee of the Board as determined by the Board (the Board or the Compensation Committee, as applicable is referred to as the "Administrator").

                  (b) The authority to select persons eligible to participate in the Plan, to grant benefits in accordance with the Plan, and to establish the timing, pricing, amount and other terms and conditions of such grants (which need not be uniform with respect to the various Participants or with respect to different grants to the same Participant), may be exercised by the Administrator in its sole discretion.

                      An award of a benefit under the Plan ("Award") shall be evidenced by an award agreement that shall set forth the terms and conditions applicable to that Award, including applicable provisions in the event of the termination of employment, retirement, death or disability of the Participant. In the event of any inconsistency between the terms of such an award agreement and terms of the Plan, the terms of the Plan shall prevail. An award of stock options or stock appreciation rights under the Plan is intended to be exempt for the one million dollar limit on deductible compensation under Section 162(m) of the Internal Revenue Code of 1987, as amended ("Code").

                  (c) Subject to the provisions of the Plan, the Administrator shall have exclusive authority to interpret and administer the Plan, to establish appropriate rules relating to the Plan, to delegate some or all of its authority under the Plan and to take all such steps and make all such determinations in connection with the Plan and the benefits granted pursuant to the Plan as it may deem necessary or advisable.

                  (d) The Administrator shall consider such factors as it deems pertinent in selecting Participants and in determining the type and amount of their respective benefits. It is expected that in exercising its authority, the Administrator will be informed by the recommendations of the Chief Executive Officer as to his or her judgments regarding the past and anticipated future contributions of key employees and such other information as the Administrator shall deem relevant.

                  (e) The Board of Directors in its discretion may delegate and assign specified duties and authority of the Administrator to any other committee and retain the other duties and authority of the Administrator to itself. Also, the Board in its discretion may appoint a separate committee of outside directors to make awards that satisfy the requirements of Section 162(m) of the Internal Revenue Code, or (inclusively) any other tax or securities law.

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

         3. SHARES RESERVED UNDER THE PLAN.

                  (a) Subject to the provisions of Section 12 of this Plan (relating to adjustment for changes in capital stock) an aggregate of 1,500,000 shares of Common Stock of the Company shall be available for issuance under the Plan. The shares of Common Stock issued under the Plan may be made available from authorized but unissued shares or shares re-acquired by the Company, including shares purchased in the open market or in private transactions.

                  (b) As used in this Section, the term "Plan Maximum" shall refer to the number of shares of Common Stock of the Company that are available for grant of Awards pursuant to the Plan. Shares of Common Stock underlying outstanding options, stock appreciation rights, performance awards or Stock Unit will reduce the Plan Maximum while such options, stock appreciation rights, performance awards, or Stock Unit are outstanding. Shares of Common Stock underlying expired, canceled or forfeited options, stock appreciation rights, performance awards, or Stock Units shall be added back to the Plan Maximum. When the exercise price of Options is paid by delivery of shares of Common Stock of the Company, or if the Administrator approves the withholding of shares from a distribution in payment of the exercise price, the Plan Maximum shall be reduced by the net (rather than the gross) number of shares issued pursuant to such exercise, regardless of the number of shares surrendered or withheld in payment. If the Administrator approves the payment of cash to an optionee equal to the difference between the fair market value and the exercise price of stock subject to an Option, or if a SAR is exercised for cash or a performance award or Stock Unit is paid in cash, the Plan Maximum shall be increased by the number of shares with respect to which such payment is applicable. Restricted Stock issued pursuant to the Plan will reduce the Plan Maximum while outstanding even while subject to restrictions. Shares of Restricted Stock shall be added back to the Plan Maximum if such Restricted Stock is forfeited.

                  (c) Notwithstanding the above, the maximum number of shares subject to Awards that may be awarded in any calendar year to any individual shall not exceed 150,000 shares (as adjusted in accordance with Section 12 of this Plan).

         4. PARTICIPANTS. Participants will consist of such officers and key employees of the Company or any designated subsidiary as the Administrator in its sole discretion shall determine ("Participant"). Designation of a Participant in any year shall not require the Administrator to designate such person to receive a benefit in any other year or to receive the same type or amount of benefit as granted to the Participant in any other year or as granted to any other Participant in any year. The Administrator will be informed by the recommendations of the Chief Executive Officer as to his or her judgement regarding the past and anticipated future contributions of Participants and shall consider such factors as it deems pertinent in selecting Participants and in determining the type and amount of their respective benefits.

         5. TYPES OF BENEFITS. The following benefits may be granted under the
Plan: (a) stock appreciation rights ("SARs"); (b) restricted stock ("Restricted Stock"); (c) performance awards ("Performance Awards"); (d) incentive stock options ("ISOs"); (e) nonqualified stock options ("NQSOs," and together with ISOs, "Options"); and (f) Stock Units, all as described below; as well as any other stock-based awards not inconsistent with the overall purpose of the Plan.

         6. STOCK APPRECIATION RIGHTS. A SAR is the right to receive all or a portion of the difference between the fair market value of a share of Common Stock at the time of exercise of the SAR and the exercise price of the SAR established by the Administrator, subject to such terms and conditions set forth in a SAR agreement as may be established by the Administrator in its sole discretion. At the discretion of the Administrator, SARs may be exercised
(a) in lieu of exercise of an Option, (b) in conjunction with the exercise of an Option, (c) upon lapse of an Option, (d) independent of an Option or (e) each of the above in connection with a previously awarded Option under the Plan. If the Option referred to in clause (a), (b) or (c) above qualified as an ISO pursuant to Section 422 of the Code, the related SAR shall comply with the applicable provisions of the Code

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

and the regulations issued thereunder. At the time of grant, the Administrator may establish, in its sole discretion, a maximum amount per share which will be payable upon exercise of a SAR, and may impose conditions on exercise of a SAR. At the discretion of the Administrator, payment for SARs may be made in cash or shares of Common Stock of the Company, or in a combination thereof. SARs will be exercisable not later than ten years after the date they are granted and will expire in accordance with the terms established by the Administrator.

         7. RESTRICTED STOCK. Restricted Stock is Common Stock of the Company issued or transferred under the Plan (other than upon exercise of Options, as Performance Awards, or as payment of Stock Units) at any purchase price less than the fair market value thereof on the date of issuance or transfer, or as a bonus, subject to such terms and conditions set forth in a Restricted Stock agreement as may be established by the Administrator in its sole discretion. In the case of any Restricted Stock:

                  (a) The purchase price, if any, will be determined by the Administrator.

                  (b) The period of restriction shall be established by the Administrator for any grants of Restricted Stock.

                  (c) Restricted Stock may be subject to (i) restrictions on the sale or other disposition thereof; (ii) rights of the Company to reacquire such Restricted Stock at the purchase price, if any, originally paid therefor upon termination of the Participant's employment within specified periods; (iii) representation by the Participant that he or she intends to acquire Restricted Stock for investment and not for resale; and (iv) such other restrictions, conditions and terms as the Administrator deems appropriate.

                  (d) The Participant shall be entitled to receive all dividends paid with respect to Restricted Stock during the period of restriction and shall not be required to return any such dividends to the Company in the event of the forfeiture of the Restricted Stock.

                  (e) The Participant shall be entitled to vote (or direct the voting of) the Restricted Stock during the period of restriction.

                  (f) The Administrator shall determine whether Restricted Stock is to be delivered to the Participant with an appropriate legend imprinted on the certificate or if the shares are to be issued in the name of a nominee or deposited in escrow pending removal of the restrictions.

         8. PERFORMANCE AWARDS. Performance Awards are Common Stock of the Company, monetary units or some combination thereof, to be issued without any payment therefor, in the event that certain performance goals established by the Administrator are achieved over a period of time designated by the Administrator. The goals established by the Administrator may relate to the Company or to a subsidiary, or both, and include measures of return on assets, return on equity, earnings per share, net income increases in share price, levels of operating expense, or such other goals as may be established by the Administrator. In the event the minimum corporate goal is not achieved at the conclusion of the period, no payment shall be made to the Participant. Actual payment of the award earned shall be in cash or in Common Stock or in a combination of both, as the Administrator in its sole discretion determines. If Common Stock is used, the Participant shall not have the right to vote and receive dividends until the goals are achieved and the actual shares are issued.

         9. INCENTIVE STOCK OPTIONS. ISOs are stock options to purchase shares of Common Stock at not less than 100% of the fair market value of the shares on the date the ISO is granted (110% if the optionee owns stock possessing more than 10% of the combined voting power of all owners of stock of the Company or a subsidiary), subject to such terms and conditions set forth in an option agreement as may be established by the Administrator in its sole discretion that conform to the requirements of Section 422 of the Code. Such purchase price may be paid (a) by check; (b) in the discretion of the Administrator, by the delivery of shares of Common Stock owned by the Participant for at least six months; (c) in the discretion of the Administrator, by using shares

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

of Common Stock that would have otherwise been received by the Participant upon exercise of the ISO (which method may be restricted to a cashless exercise procedure involving a broker or dealer); or (d) in the discretion of the Administrator, by a combination of any of the foregoing, in the manner and subject to the restrictions provided in the option agreement. The aggregate fair market value (determined as of the time an ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by an optionee during any calendar year (under all option plans of the Company and its subsidiaries) shall not exceed $100,000. ISO will not be exercisable later than ten years from the date they were granted (five years if at the time of grant the optionee owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a subsidiary). No ISO shall be granted after the day preceding the tenth anniversary of the effective date of the Plan.

         10. NONQUALIFIED STOCK OPTIONS. NQSOs are nonqualified stock options to purchase shares of Common Stock at purchase prices established by the Administrator on the date the NQSOs are granted, subject to such terms and conditions set forth in an option agreement as may be established by the Administrator in its sole discretion. The purchase price may be paid (a) by check; (b) in the discretion of the Administrator, by the delivery of shares of Common Stock owned by the Participant for at least six months; (c) in the discretion of the Administrator, by using shares of Common Stock that would have otherwise been received by the Participant upon exercise of the option (which method may be restricted to a cashless exercise procedure involving a broker or dealer); or (d) in the discretion of the Administrator, by a combination of any of the foregoing, in the manner and subject to the restrictions provided in the option agreement.

         11. STOCK UNITS. A Stock Unit represents the right to receive a share of Common Stock from the Company at a designated time in the future, subject to such terms and conditions set forth in a Stock Unit agreement as may be established by the Administrator in its sole discretion. The Participant generally does not have the rights of a shareholder until receipt of the Common Stock. The Administrator may in its discretion provide for payments in cash, or adjustment in the number of Stock Units equivalent to the dividends the Participant would have received if the Participant had been the owner of shares of Common Stock instead of the Stock Units.

         12. ADJUSTMENT PROVISIONS.

                  (a) If the Company shall at any time change the number of issued shares of Common Stock without new consideration to the Company (such as by stock dividends or stock splits), the total number of shares reserved for issuance under this Plan, and the maximum number of shares available to a particular Participant or Permitted Transferee, shall be proportionately adjusted, and each outstanding Award shall be proportionately adjusted so that the aggregate consideration payable to the Company, if any, and the value of each such Award shall not be changed (in the case of an Option, the number of shares subject to the option shall be proportionately adjusted to reflect the stock split or stock dividend and the aggregate exercise price of the Option shall equal the aggregate exercise price before the stock split or stock dividend). Awards may also contain provisions for their continuation or for other equitable adjustments after changes in the Common Stock resulting from reorganization, sale, merger, consolidation, issuance of stock rights or warrants, or similar occurrence. Fractional shares shall be rounded down to the nearest whole share.

                  (b) Notwithstanding any other provision of this Plan, and without affecting the number of shares reserved or available hereunder, in addition to the adjustments prescribed in paragraph (a) above, the Board of Directors may authorize the issuance or assumption of Awards in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate.

                  (c) Notwithstanding the above, any such adjustment to an Option or SAR shall comply with the requirements of IRS regulations under Section 409A of the Code.

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

         13. CHANGE IN CONTROL.

                  (a) Notwithstanding any other provision of the Plan to the contrary, if the terms of an agreement under which the Administrator has granted an Award under the Plan shall so provide, upon a Change of Control (as defined below) outstanding Awards shall become immediately and fully exercisable or payable according to the following terms:

                           (i) any outstanding and unexercised ISOs and NQSOs
                  shall become immediately and fully exercisable, and shall remain exercisable until they would otherwise expire by reason of lapse of time;

                           (ii) any outstanding and unexercised SARs shall
                  become immediately and fully exercisable;

                           (iii) any Restricted Stock awarded shall become
                  immediately and fully transferable, and the Administrator shall be deemed to have exercised its discretion to waive any automatic forfeiture provided with respect to such Restricted Stock;

                           (iv) any Performance Award which has not expired or
                  been forfeited shall be deemed to have earned on the assumption that all performance goals have been achieved to the fullest extent scheduled in the Award; and

                           (v) any Stock Units which have not been forfeited
                  shall become immediately and fully vested as provided in
                  Section 12 above.

                  (b) With respect to each outstanding Award that is assumed or substituted in connection with a Change in Control as provided in
         Section 12 above, such Award shall remain subject to the same terms and conditions that were applicable to the Award immediately prior to the Change in Control except that the Award shall confer the right to purchase or receive, for each share subject to the Option, SAR, award of Restricted Stock, Performance Award, or award of Stock Units the consideration (whether stock, cash or other securities or property) received in the Change in Control by holders of shares of Common Stock for each share of Common Stock held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the greatest number of holders of the outstanding shares).

                  (c) In the event the Company shall approve a Change in Control and appropriate provision is not made for the assumption of Awards by the resulting corporation as provided in Section 12 above, the unexercised portion of each Award then outstanding under the Plan shall terminate. The Administrator shall fix a date for the termination of the unexercised portion of any Award which is then outstanding, subject to approval of such date by the Board of Directors of the Company, which date shall be on or before the effective date of such Change in Control and not less than thirty days after written notice of such date is delivered to each Participant.

                  (d) For purposes of the Plan, except as otherwise provided by the Administrator in an Award agreement in order to comply with
         Section 409A of the Code, "Change of Control" shall mean a change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Act"), provided that, for purposes of the Plan, a Change in Control shall be deemed to have occurred if (i) any person or entity Person (other than the Company or Zsolt Rumy) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company which represent 20% or more of the combined voting power of the Company's then outstanding securities; (ii) during any period

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

         of two consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election, by the Company's shareholders, of each new director is approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period but excluding any individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such term is used in Rule 14a-11 of Regulation 14A promulgated under the
         Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board; (iii) there is consummated any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of Common Stock are converted into cash, securities or other property, other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have substantially the same proportionate ownership of common stock of the surviving corporation immediately after the merger; (iv) there is consummated any consolidation or merger of the Company in which the Company is the continuing or surviving corporation in which the holders of Common Stock immediately prior to the merger do not own 70% or more of the stock of the surviving corporation immediately after the merger; (v) there is consummated any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company; or (vi) the shareholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company.

         14. NONTRANSFERABILITY. Each benefit granted under the Plan shall not be transferable otherwise than by will or the laws of descent and distribution; provided, however, NQSOs granted under the Plan may be transferred, without consideration, to a Permitted Transferee. Benefits granted under the Plan shall be exercisable, during the Participant's lifetime, only by the Participant or a Permitted Transferee. In the event of the death of a Participant, exercise or payment shall be made only:

                  (a) By or to the Permitted Transferee, executor or administrator of the estate of the deceased Participant or the person or persons to whom the deceased Participant's rights under the benefit shall pass by will or the laws of descent and distribution; and

                  (b) To the extent that the deceased Participant or the Permitted Transferee, as the case may be, was entitled thereto at the date of his death.

For purposes of this Section, "Permitted Transferee" shall include (i) one or more members of the Participant's family, (ii) one or more trusts for the benefit of the Participant and/or one or more members of the Participant's family, (iii) one or more partnerships (general or limited), corporations, limited liability companies or other entities in which the aggregate interests of the Participant and members of the Participant's family exceed 80% of all interests, or (iv) a former spouse who received the benefit pursuant to a domestic relations order of a court. For this purpose, the Participant's family shall include only the Participant's spouse, children and grandchildren.

         15. TAXES. The Company shall be entitled to withhold the amount of any tax attributable to any amounts payable or shares deliverable under the Plan after giving the person entitled to receive such payment or delivery notice as far in advance as practicable, and the Company may defer making payment or delivery as to any benefit if any such tax is payable until indemnified to its satisfaction. The person entitled to any such delivery may, by notice to the Company at the time the requirement for such delivery is first established, elect to have such withholding satisfied by a reduction of the number of shares otherwise so deliverable, such reduction to be calculated based on the fair market value of the Common Stock on the date of such notice.

         16. TENURE. A Participant's right, if any, to continue to serve the Company and its subsidiaries as an officer, employee, or otherwise, shall not be enlarged or otherwise affected by his or her designation as a Participant under the Plan.

         17. RULES OF CONSTRUCTION. The terms of the Plan shall be constructed in accordance with the laws of the State of Missouri; provided that the terms of the Plan as they relate to ISOs shall be construed first in accordance with the meaning under and in a manner that will result in the Plan satisfying the requirements of the provisions of the Code governing incentive stock options.

         18. DURATION, INTERPRETATION, AMENDMENT AND TERMINATION.

                  (a) No benefit shall be granted more than ten years after the date of adoption of this Plan; provided, however, that the terms and conditions applicable to any benefit granted within such period may thereafter be amended or modified by mutual agreement between the Company and the Participant or such other person as may then have an interest therein. Without the prior approval of the Company's stockholders, the Company will not effect a "repricing" (as defined below) of any Options or other benefits granted under the terms of this Plan. For purposes of the immediately preceding sentence, a "repricing" shall be deemed to mean any of the following actions or any other action having the same effect: (a) the lowering of the purchase price of an Option or other benefit after it is granted; (b) the cancelling of an Option or other benefit in exchange for another Option or benefit at a time when the purchase price of the cancelled Option or benefit exceeds the fair market value of the underlying stock (unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction); (c) the purchase of an Option or other benefit for cash or other consideration at a time when the purchase price of the purchased Option or benefit exceeds the fair market value of the underlying stock (unless the purchase occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction); or (d) an action that is treated as a repricing under generally accepted accounting principles. To the extent that any Option or other benefits which may be granted under the terms of the Plan would qualify under present or future laws for tax treatment that is beneficial to a recipient, then any such beneficial treatment shall be considered within the intent, purpose and operational purview of the Plan and the discretion of the Administrator, and to the extent that any such Options or other benefits would so qualify within the terms of the Plan, the Administrator shall have full and complete authority to grant Options or other benefits that so qualify (including the authority to grant, simultaneously or otherwise, Options or other benefits which do not so qualify) and to prescribe the terms and conditions (which need not be identical as among recipients) in respect to the grant or exercise of any such Option or other benefits under the Plan.

                  (b) The Board of Directors may amend the Plan from time to time or terminate the Plan at any time. However, no action authorized by this paragraph shall reduce the amount of any existing benefit or change the terms and conditions thereof without the Participant's or Permitted Transferee's consent. In addition, no amendment of the Plan shall, without approval of the stockholders of the Company, (i) increase the total number of shares which may be issued under the Plan or increase the amount or type of benefits that may be granted under the Plan; or (ii) modify the requirements as to eligibility for benefits under the Plan.

         19. EFFECTIVE DATE. This Zoltek Companies, Inc. 2008 Long-Term Equity Incentive Plan shall become effective as of the date it is adopted by the Board of Directors of the Company subject only to approval by the holders of a majority of the outstanding voting stock of the Company within 12 months before or after the adoption of the Plan by the Board of Directors.

         The undersigned hereby certifies that this Zoltek Companies, Inc. 2008 Long-Term Equity Incentive Plan was adopted by the Board of Directors of the Company at its meeting on December 20, 2007.

                                  By:      /s/ Zsolt Rumy
                                           -------------------------------------
                                           Zsolt Rumy, Chairman of the Board and
                                           Chief Executive Officer

                                  Date:    December 20, 2007

                                  APPENDIX C
                                  ----------

                            ZOLTEK COMPANIES, INC.

                        CHARTER OF THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS

PURPOSE

         The purpose of the Audit Committee (the "Committee") is to assist the Board of Directors of Zoltek Companies, Inc. (the "Company") in its oversight of:

     o the integrity of the Company's financial statements, including monitoring the Company's accounting and financial reporting process and systems of internal controls regarding finance, legal accounting and regulatory compliance;

     o the Company's compliance with applicable legal and regulatory requirements with respect to financial reporting;

     o the qualifications, independence and performance of the Company's independent auditors; and

     o audits of the Company's financial statements and the performance of the independent auditors.

         The Committee shall have the sole authority to retain and terminate the independent auditors of the Company and to approve any non-audit relationship with the independent auditors. The Committee has the authority to conduct any investigation it deems appropriate in fulfilling its responsibilities and has the ability to retain, at the Company's expense, any legal, accounting or other consultants or experts that it deems necessary in the performance of its duties.

         In addition, the Committee will prepare its reports that are required by the rules and regulations of the Securities and Exchange Commission to be included in the Company's proxy statements for the annual meetings of shareholders and provide an avenue of communication among the independent auditors, those responsible for the financial management of the Company and the Board of Directors.

COMPOSITION, QUALIFICATIONS AND MEETINGS

         The Committee shall be comprised of three or more directors as determined by the Board of Directors. Except as otherwise permitted under the Nasdaq listing standards, each of the members of the Committee shall meet the independence and experience requirements contained in the Nasdaq listing standards.

         Each director who serves on the Committee shall, in the judgment of the Board of Directors, have a basic understanding of finance and accounting and be able to read and understand financial statements, and at least one member shall be an "Audit Committee Financial Expert." A director shall be considered an Audit Committee Financial Expert if the director:

     o has an understanding of financial statements and generally accepted accounting principles;

     o has the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;

     o has experience preparing, or actively supervising others in, auditing, analyzing or evaluating financial statements with a breadth and level of complexity generally comparable to the breadth and complexity of issues that can reasonably be expected to arise in the Company's financial statements;

     o has an understanding of internal controls and procedures for financial reporting; and

     o   has an understanding of the functions of the Committee.

         The Board of Directors can determine that a person has acquired the above attributes through the person's education and the person's direct experience as, or experience actively supervising, a principal financial officer, principal accounting officer, controller, public accountant or auditor or another position with responsibility for the preparation, auditing or evaluation of financial statements.

         Each Committee member shall be appointed by the Board of Directors and shall serve until such member's successor is appointed and qualified or until such member's earlier resignation or removal. The members of the Committee may be removed, with or without cause, by a majority vote of the Board of Directors. A Committee member shall not concurrently serve on the audit committee of more than three public companies unless the Board of Directors (1) determines that such concurrent service would not impair his or her ability to serve on the Company's Audit Committee and (2) discloses its determination in the Company's annual proxy statements.

         The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Committee Chair shall approve an agenda in advance of each meeting. If a Committee Chair is not designated or present at a Committee meeting, the members of the Committee may designate a Chair by a majority vote of the Committee membership.

RESPONSIBILITIES AND DUTIES

         The primary function of the Committee is oversight, which recognizes that the Company's financial management is responsible for the preparation, presentation and integrity of the Company's financial statements as well as the maintenance of appropriate accounting and financial reporting practices and policies and internal controls and procedures designed to provide reasonable assurances that the Company is in compliance with applicable accounting standards, laws and regulations. The Committee also recognizes that the independent auditors are responsible for planning and performing a proper audit of the Company's annual financial statements and performing reviews of the Company's quarterly financial statements prior to the filing of each of these reports with the Securities and Exchange Commission.

         The Committee recognizes that the persons who are responsible for the financial management of the Company and the independent auditors have more time, knowledge and detailed information regarding the Company and its financial information than do the Committee members. Consequently, in carrying out its responsibilities, the Committee is not providing any expert or special assurances as to the Company's financial statements or any professional certification as to the independent auditors' work. Each member of the Committee is entitled to rely on (i) the integrity of those persons and organizations within and outside the Company from which he or she receives information and (ii) the accuracy of the financial and other information provided to the Committee by such persons and organizations, absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors).

         In carrying out its oversight responsibilities, the Committee shall:

     o On an annual basis, prior to the mailing of the proxy materials for the annual meetings of shareholders of the Company, recommend to the Board of Directors a public accounting firm to be placed in nomination for shareholder ratification as the Company's independent auditors for the ensuing year and compensate and terminate the independent auditors as the Committee deems necessary. The independent auditors shall report directly to the Committee and the Committee shall be directly responsible for oversight of the independent auditors, including the resolution of any disagreement between the independent auditors and those persons responsible for the financial management of the Company. The Committee shall have the sole authority to (1) approve all audit engagement fees and terms and (2) pre-approve all non-audit services;

     o Engage counsel and other consultants and advisors that it deems necessary to advise the Committee on any matter within the scope of the Committee's duties, and cause the Company to pay such counsel, consultants and advisors. The Committee has the authority to procure these outside services and provide for their compensation without the prior approval of the Board of Directors;

     o Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the then-current year, the proposed audit fees and the audit procedures to be utilized, and at the conclusion of the audit, review the audit, including any comments or recommendations of the independent auditors, and elicit the judgment of the independent auditors regarding the quality of the accounting principles applied to the Company's financial statements;

     o Review the annual audited and quarterly financial statements with financial management of the Company and the independent auditors, including the disclosures in the Management's Discussion and Analysis section of the Form 10-K or Form 10-Q. In conjunction with such annual or quarterly review, the Committee shall review:

              o major issues regarding accounting principles and financial statement presentation, including any significant changes in the Company's selection or application of accounting principles and major issues as to the adequacy and effectiveness of internal controls and any special audit actions taken in light of major internal control deficiencies;

              o analyses prepared by financial management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including an analysis of the effects of alternative methods of generally accepted accounting principles on the financial statements; and

              o the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on financial statements.

     o Discuss the type of information to be disclosed in earnings press releases, earnings guidance and other financial presentations that are to be provided to analysts, rating agencies and the general public, paying particular attention to the use of "pro forma" or "as adjusted" financial disclosures that are not determined in accordance with generally accepted accounting principles;

     o Discuss the Company's financial risk exposures, the steps financial management of the Company has taken to monitor and control such exposures and the Company's guidelines and policies regarding risk assessment and management;

     o Provide the opportunity for financial management of the Company and the independent auditors to meet separately with the Committee. The items to be discussed at the meeting with the independent auditors should include any difficulties encountered in the course of the audit work, any restrictions placed on the scope of the independent auditors' activities and access to information, any disagreements with financial management and the cooperation that the independent auditors received from such personnel during the course of the audit. The Committee may also review:

              o Any accounting adjustments that were noted by the independent auditors but "passed" (as immaterial or otherwise);

              o Any communications between the independent auditors' on-site team and the independent auditors' national offices about auditing or accounting issues raised in the course of the audit of the Company's financial statements; or

              o Any management letter issued, or proposed to be issued, by the independent auditors to the Company.

     o Obtain and review, at least annually, a report by the independent auditors describing the firm's internal quality-control procedures, and any material issues raised by the most recent internal quality-control review of the firm or by any governmental or professional investigation within the preceding five years with respect to any audit conducted by the firm;

     o Evaluate on an annual basis the qualifications, performance and independence of the independent auditors, based on the Committee's review of the independent auditors' report and the performance of the independent auditors throughout the year. In conjunction with this evaluation, the Committee shall review the independent auditors' lead partner and consider whether the Company should regularly rotate firms to assure continuing auditors' independence. The Committee shall present to the Board of Directors its conclusions with respect to the independent auditors;

     o At least annually, review and approve all relationships between the independent auditors and the Company, other than the audit of the financial statements with a view toward ensuring the objectivity and independence of the independent auditors in this regard. The Committee will set clear hiring policies with respect to employees or former employees of the independent auditors by the Company to ensure that there is no direct or indirect adverse effect on the independence of the independent auditors due to the potentiality of future employment by the Company of such personnel;

     o Establish procedures for the receipt, retention and treatment of complaints and concerns received by the Company regarding accounting, internal controls and auditing matters and for the confidential, anonymous submission of such complaints and concerns by employees of the Company;

     o Review and approve all related-party transactions after reviewing each such transaction for potential conflicts of interest and improprieties;

     o Review legal compliance matters and any legal matter that could have a significant impact on the Company's financial statements; and

     o Prepare the reports of the Committee as required by the rules and regulations of the Securities and Exchange Commission to be included in the Company's proxy materials and submit reports of all meetings of the Committee to, and discuss matters covered at each meeting with, the Board of Directors. The reports to the Board of Directors should include a review of any issues related to the quality and the integrity of the Company's financial statements, its compliance with legal and regulatory requirements and the performance of the independent auditors.

         The Committee stands at the crucial intersection of financial management, independent auditors and the Board of Directors. While the Committee may obtain the input of financial management with respect to its oversight responsibilities, the Committee shall not delegate these responsibilities to financial management.

ANNUAL REVIEW

         The Committee shall annually perform a review and evaluation of the performance of the Committee and its members and report its conclusions to the Board of Directors. In addition, the Committee shall assess the adequacy of this Charter and the Committee's own performance under the Charter. The Committee will determine whether any changes to the Charter are advisable or any corrective actions should be undertaken to correct any deficiencies or weaknesses noted in the review and evaluation. The Committee shall present any amendments to the Charter or corrective actions that the Committee deems necessary or appropriate to the Board of Directors for its approval.

ADOPTION AND PUBLICATION

         The Board of Directors has approved and adopted this Charter of the Audit Committee, effective December 6, 2003.

          The Charter shall be published on the Company's Internet website, filed with the Securities and Exchange Commission at least every three years in accordance with applicable regulations and otherwise be filed or reported as may be required by law.

                            ZOLTEK COMPANIES, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                  The undersigned hereby appoints Zsolt Rumy and Kevin Schott, and each of them, with or without the other, proxies, with full power of substitution to vote, as designated below, all shares of stock that the signatory hereof is entitled to vote at the Annual Meeting of Shareholders of Zoltek Companies, Inc. to be held at the Hilton St. Louis Frontenac, Clayton Ballroom, 1335 South Lindbergh Boulevard, St. Louis, Missouri on Wednesday, January 30, 2008, at 10:00 a.m., local time, and all adjournments thereof, all in accordance with and as more fully described in the Notice and accompanying Proxy Statement for such meeting, receipt of which is hereby acknowledged.

1. ELECTION OF TWO CLASS III DIRECTORS

   [ ] FOR all nominees listed below                        [ ] WITHHOLD AUTHORITY
       (except as written to the contrary below)                to vote for nominees as listed below

                  CLASS III - ZSOLT RUMY AND CHARLES A. DILL

    (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE
            WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

------------------------------------------------------------------------------

2. PROPOSAL TO ADOPT THE ZOLTEK COMPANIES, INC. 2008 DIRECTOR INCENTIVE PLAN.

   [ ] FOR                    [ ]  AGAINST                    [ ] ABSTAIN



3. PROPOSAL TO ADOPT THE ZOLTEK COMPANIES, INC. 2008 LONG-TERM INCENTIVE PLAN.

   [ ] FOR                    [ ]  AGAINST                    [ ] ABSTAIN



4. PROPOSAL TO RATIFY THE APPOINTMENT OF GRANT THORNTON LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2008.

   [ ] FOR                    [ ]  AGAINST                    [ ] ABSTAIN



This proxy also may be voted, in the discretion of the proxies, on any matter that may properly come before the meeting and all adjournments thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE NOMINEES LISTED ABOVE IN THE ELECTION OF DIRECTORS AND "FOR" APPROVAL OF PROPOSALS 2, 3 AND 4 ABOVE.

Dated this _____ day of ____________________________, 2008.

         PLEASE DATE, SIGN AND MAIL PROMPTLY IN THE ENCLOSED ENVELOPE.




                                       -----------------------------------------

                                       -----------------------------------------
                                                       Signature

                                       Please date and sign in the exact name
                                       in which you own the Company's Common
                                       Stock. Executors, administrators,
                                       trustees and others acting in a
                                       representative or fiduciary capacity
                                       should so indicate when signing.